UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-1236

DWS Balanced Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2006

Semiannual Report
to Shareholders

DWS Balanced Fund

(formerly Scudder Total Return Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund also invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Please read the prospectus for details regarding the fund's risk.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2006

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for all periods shown for Class A, B and Institutional Class and 1-year, 3-year, 5-year and 10-year periods for Class C and R reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class R shares prior to its inception on October 1, 2003 are derived from the historical performance of Class A shares of the DWS Balanced Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/06
DWS Balanced Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	6.63%	11.02%	8.76%	1.65%	6.24%
Class B	6.42%	10.49%	7.99%	.84%	5.31%
Class C	6.11%	10.01%	7.82%	.77%	5.31%
Class R	6.32%	10.49%	8.36%	1.32%	5.92%
S&P 500 Index+	9.64%	15.42%	14.68%	2.70%	8.94%
Lehman Brothers Aggregate Bond Index++	.56%	.71%	2.58%	5.16%	6.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Average Annual Total Returns as of 4/30/06
DWS Balanced Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Institutional Class	6.68%	11.25%	9.11%	1.98%	6.63%
S&P 500 Index+	9.64%	15.42%	14.68%	2.70%	8.94%
Lehman Brothers Aggregate Bond Index++	.56%	.71%	2.58%	5.16%	6.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 4/30/06	$ 9.47	$ 9.50	$ 9.44	$ 9.46	$ 9.48
10/31/05	$ 8.99	$ 9.01	$ 8.97	$ 8.99	$ 9.01
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .11	$ .09	$ .08	$ .10	$ .13
Class A Lipper Rankings — Mixed-Asset Target Allocation Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	202	of	395	52
3-Year	210	of	271	78
5-Year	187	of	210	89
10-Year	53	of	81	65

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Balanced Fund — Class A [] S&P 500 Index+ [] Lehman Brothers Aggregate Bond Index++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/06
DWS Balanced Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,464	$12,126	$10,229	$17,261
	Average annual total return	4.64%	6.64%	.45%	5.61%
Class B	Growth of $10,000	$10,749	$12,395	$10,329	$16,778
	Average annual total return	7.49%	7.42%	.65%	5.31%
Class C	Growth of $10,000	$11,001	$12,533	$10,390	$16,771
	Average annual total return	10.01%	7.82%	.77%	5.31%
Class R	Growth of $10,000	$11,049	$12,723	$10,675	$17,773
	Average annual total return	10.49%	8.36%	1.32%	5.92%
S&P 500 Index+	Growth of $10,000	$11,542	$15,081	$11,423	$23,544
	Average annual total return	15.42%	14.68%	2.70%	8.94%
Lehman Brothers Aggregate Bond Index++	Growth of $10,000	$10,071	$10,793	$12,857	$18,468
	Average annual total return	.71%	2.58%	5.16%	6.33%

The growth of $10,000 is cumulative.

Comparative Results as of 4/30/06
DWS Balanced Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,112,500	$1,299,000	$1,103,200	$1,900,800
	Average annual total return	11.25%	9.11%	1.98%	6.63%
S&P 500 Index+	Growth of $1,000,000	$1,154,200	$1,508,100	$1,142,300	$2,354,400
	Average annual total return	15.42%	14.68%	2.70%	8.94%
Lehman Brothers Aggregate Bond Index++	Growth of $1,000,000	$1,007,100	$1,079,300	$1,285,700	$1,846,800
	Average annual total return	.71%	2.58%	5.16%	6.33%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns for all periods shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 4/30/06
DWS Balanced Fund	6-Month*	1-Year	Life of Class*
Class AARP	6.64%	11.13%	7.67%
Class S	6.75%	11.27%	7.79%
S&P 500 Index+	9.64%	15.42%	12.15%
Lehman Brothers Aggregate Bond Index++	.56%	.71%	1.91%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Class commenced operations on March 14, 2005. Index returns began on March 31, 2005.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/06	$ 9.46	$ 9.47
10/31/05	$ 8.99	$ 8.99
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .12	$ .12
Class S Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	190	of	395	48

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Balanced Fund — Class AARP [] S&P 500 Index+ [] Lehman Brothers Aggregate Bond Index++

Comparative Results as of 4/30/06
DWS Balanced Fund		1-Year	Life of Class*
Class AARP	Growth of $10,000	$11,113	$10,872
	Average annual total return	11.13%	7.67%
Class S	Growth of $10,000	$11,127	$10,886
	Average annual total return	11.27%	7.79%
S&P 500 Index+	Growth of $10,000	$11,542	$11,323
	Average annual total return	15.42%	12.15%
Lehman Brothers Aggregate Bond Index++	Growth of $10,000	$10,071	$10,207
	Average annual total return	.71%	1.91%

The growth of $10,000 is cumulative.

* The Class commenced operations on March 14, 2005. Index returns began on March 31, 2005.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, AARP, S and Institutional Class shares limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,066.30	$ 1,064.20	$ 1,061.10	$ 1,063.20	$ 1,066.40	$ 1,067.50	$ 1,066.80
Expenses Paid per $1,000*	$ 4.71	$ 6.09	$ 9.20	$ 6.60	$ 3.84	$ 3.74	$ 3.07
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,020.23	$ 1,018.89	$ 1,015.87	$ 1,018.40	$ 1,021.08	$ 1,021.17	$ 1,021.82
Expenses Paid per $1,000*	$ 4.61	$ 5.96	$ 9.00	$ 6.46	$ 3.76	$ 3.66	$ 3.01

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
DWS Balanced Fund	.92%	1.19%	1.80%	1.29%	.75%	.73%	.60%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Andrew Cestone, William Chepolis, Inna Okounkova, Thomas Sassi, Julie Van Cleave and Robert Wang discuss the economy, stock and bond markets, portfolio management strategy and the resulting performance of DWS Balanced Fund for the six months ended April 30, 2006.

Q: How would you describe the economic and investment environment over the last six months?

A: The economy still has considerable momentum: The Department of Commerce reported that real growth in gross domestic product (GDP) rebounded to 5.3% in the first quarter of 2006, after a weak showing in the hurricane-impacted fourth quarter of 2005. Business investment has been a key driver of economic growth, and consumer spending also remains strong, although it is likely to slow from the pace in the first quarter. There are a few signs of moderation: Housing activity has slowed a bit, and recent labor-market indicators have been slightly less positive.

Both stocks and bonds had positive returns for the six months ended April 30, 2006. The return of the S&P 500 Index was 9.64%, significantly higher than the 0.56% return of the Lehman Brothers Aggregate Bond Index.1 Returns of small-cap stocks were higher than large-cap returns for the period, and value stocks outperformed growth stocks. In April, large-cap stocks performed better than small-cap stocks, providing evidence that momentum may be shifting to larger-cap stocks, as has historically been the case in the later stages of an economic expansion.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lehman Brothers Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Despite a rise in US Treasury yields and investors' continued concern about rising interest rates, bond returns remained positive. Benefiting from continued strength in the economy, high-yield bonds substantially outperformed investment-grade bonds.

Q: What is the outlook for the next few months?

A: Looking ahead, it appears likely that economic growth will moderate slightly by the second half of 2006 to a pace near its long-term trend of approximately 3% real growth. The Federal Reserve Board's (the Fed) series of interest-rate increases should begin to have the intended effect of slowing the economy and cooling inflation, especially now that long-term interest rates have moved up. In part because of higher mortgage rates, appreciation in housing prices is likely to slow, moderating overall economic activity.

We do not anticipate a significant weakening in the economy. Although financial conditions have tightened, they are not restrictive. The backdrop for business investment is favorable, with healthy corporate finances, a lean capital stock, a strong productivity trend and still-declining relative prices for capital goods. In fact, the greater risk is that the economy remains strong for longer, possibly pushing inflation above the desired level.

If, as we expect, the economy moderates before resources get stretched, keeping inflation tame and preventing Fed policy from becoming restrictive, equity markets would benefit. And, if our base-case economic forecast is close to the mark, bond yields should rise only modestly. The outlook for both the stock market and the bond market is therefore reasonably positive.

Q: How is DWS Balanced Fund managed?

A: The fund normally invests approximately 60% of assets in stocks and 40% in bonds. Within equities, we allocate the portfolio among large-cap growth stocks, large-cap value stocks and small-cap stocks. Most stocks are from US issuers, although up to 25% of assets may be invested in foreign securities. In the bond portion of the portfolio, we invest mainly in core investment-grade US bonds, with smaller allocations to high-yield bonds. The asset-allocation mix is determined monthly by the portfolio management team, supported by a quantitatively based risk-management model overseen by the Quantitative Strategies group at Deutsche Asset Management. The model seeks to manage asset-allocation risk, keeping it at a modest level across the portfolio.

Over the last six months, the equity/fixed-income mix has been maintained close to a neutral position of 60% stocks and 40% bonds, but with a modest overweight in equities.2 Within the equity portion of the portfolio, we emphasized mostly large-cap growth stocks, which had lower returns than other equity categories.

Q: How did the fund perform over the last six months?

A: In evaluating performance, we look at the fund's returns relative to indices that represent the various asset classes, and we also compare returns with those of our Lipper peer group of Balanced Funds.3 For the six months ended April 30, 2006, DWS Balanced Fund's return (Class A shares) was 6.63%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.) The return of the equity benchmark, the Standard & Poor's 500 Index (the S&P 500) over this period was 9.64%. The fixed-income benchmark, the Lehman Brothers Aggregate Bond Index, had a return of 0.56%.

2 "Overweight" means the fund holds a higher weighting in a given sector than its benchmark. "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark.

3 The Lipper Balanced Funds category includes portfolios whose primary objective is to conserve principal by maintaining at all times a balance of stocks and bonds. Typically, the stock/bond ratio is around 60%/40%. It is not possible to invest directly in a Lipper category.

In order to create a benchmark that is representative of the fund's standard asset mix, we calculate a blended benchmark return that is 60% return of the S&P 500 Index and 40% return of the Lehman Brothers Aggregate Bond Index. For the six months ended April 30, 2006, the fund outperformed this blended benchmark, which had a return of 5.95%.

Q: What were the main determinants of equity performance?

A: Performance of the growth portion of the equity portfolio was positive, both on an absolute basis and relative to the growth benchmark, the Russell 1000 Growth Index. The most significant factor was the decision by the growth manager to maintain a sizable overweight in energy. Further, within energy, the emphasis has been on independent exploration companies and oil and gas producers, which derive significant benefit from rising oil prices. Energy holdings that contributed significantly to performance include Schlumberger, Inc., Baker Hughes Inc., Transocean, Inc., and Valero Energy Corp. Security selection in the financials sector also helped performance, particularly positions in The Goldman Sachs Group, Inc., Lehman Brothers Holdings, Inc., and Merrill Lynch & Co. Inc. An underweight in industrials detracted from performance, as did stock selection within health care.

The large-cap value portion of the portfolio had double-digit returns for the six-month period, but underperformed the Russell 1000 Value Index. An important factor in underperformance relative to the Russell 1000 Value Index was strong performance by low-quality, smaller-cap stocks, which are included in the index but are not heavily weighted within the portfolio. Among industry groups, health care stocks were the most significant detractor from performance, particularly the underweight of Pfizer, Inc., which rose on a favorable court ruling. The energy group was the greatest contributor to performance, with an overweight in the oil service industry, where Halliburton Company and Baker Hughes, Inc., were strong. In the first few months of 2006, the relative performance of the value portion of the fund improved, as we saw the beginning of a performance shift from low-quality, smaller-cap stocks to high quality, large-cap stocks.

The allocation to small-cap equities, which was approximately 10% of the fund, was positive, since the return of small-cap stocks (18.9% for the Russell 2000 Index) was nearly double that of large cap, as measured by the S&P 500. The small-cap portion of the portfolio outperformed its benchmark, the Russell 2000 Index, performing especially well in April, when the market began to reward the stocks with solid fundamentals that are the core of this portfolio. The health care equipment and consumer durables sectors added the most value to the portfolio, while the pharmaceuticals, biotechnology and Internet groups detracted most.

Q: What factors were important for performance in the bond portion of the portfolio?

A: Both the core fixed-income and the high-yield fixed-income portfolios outperformed their benchmarks. The allocation to high-yield bonds (approximately 10% of the fund) helped performance, since high-yield bonds performed significantly better than investment-grade bonds. (The Credit Suisse High Yield Index had a return of 5.37%, vs. 0.56% for the Lehman Brothers Aggregate Bond Index.)4 Seasonal market strength and favorable technical factors such as low new supply aided high-yield returns for the period. A low default rate and a high ratio of rating upgrades to downgrades indicate continued solid fundamentals in the high-yield market.

4 The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index

Q: Do you have other comments for shareholders?

A: DWS Balanced Fund gives shareholders an opportunity to invest in large-cap and small-cap stocks, as well as several categories of bonds. This mix of securities offers an attractive risk/return profile for many investors. By investing in many types of equity and fixed-income securities, and adjusting holdings according to opportunities we perceive at different times, we believe that we will be able to provide good value to our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	4/30/06	10/31/05

Common Stocks	59%	58%
Corporate Bonds	12%	12%
Commercial and Non-Agency Mortgage-Backed Securities	11%	7%
Cash Equivalents	4%	5%
US Treasury Obligations	3%	3%
Collateralized Mortgage Obligations	3%	5%
US Government Agency Sponsored Pass-Throughs	2%	2%
Foreign Bonds — US$ Denominated	2%	4%
Municipal Bond and Notes	2%	2%
Asset Backed	1%	2%
Preferred Stocks	1%	—
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/06	10/31/05

Financials	20%	19%
Information Technology	17%	17%
Energy	14%	13%
Health Care	11%	11%
Consumer Discretionary	10%	12%
Industrials	10%	11%
Consumer Staples	7%	6%
Materials	5%	4%
Telecommunication Services	3%	3%
Utilities	3%	3%
Sovereigns	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2006 (10.6% of Net Assets)
1. Bank of America Corp. Provider of commercial banking systems	1.3%
2. ConocoPhillips Producer of petroleum and other natural gases	1.2%
3. ExxonMobil Corp. Explorer and producer of oil and gas	1.2%
4. Johnson & Johnson Provider of health care products	1.1%
5. Microsoft Corp. Developer of computer software	1.1%
6. General Electric Co. Industrial conglomerate	1.1%
7. Citigroup, Inc. Provider of diversified financial services	1.0%
8. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	1.0%
9. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	0.8%
10. Abbot Laboratories Developer of health care products	0.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 59.5%
Consumer Discretionary 4.4%
Auto Components 0.1%
American Axle & Manufacturing Holdings, Inc.	37,700	663,896
ArvinMeritor, Inc.	31,000	515,530
Modine Manufacturing Co.	39,300	1,140,093
Sauer-Danfoss, Inc.	2,500	58,750
		2,378,269
Automobiles 0.2%
Harley-Davidson, Inc.	91,100	4,631,525
Distributors 0.1%
Building Materials Holding Corp.	24,600	822,132
Diversified Consumer Services 0.1%
Alderwoods Group, Inc.*	17,500	333,550
Escala Group, Inc.*	23,400	643,734
Universal Technical Institute, Inc.*	41,100	1,013,115
		1,990,399
Hotels Restaurants & Leisure 0.4%
Bally Technologies, Inc.*	56,800	1,016,720
Domino's Pizza, Inc.	30,400	800,432
Luby's, Inc.*	52,700	625,022
Monarch Casino & Resort, Inc.*	7,400	232,952
MTR Gaming Group, Inc.*	14,500	142,825
Multimedia Games, Inc.*	58,100	801,199
Starbucks Corp.*	130,600	4,867,462
Vail Resorts, Inc.*	4,200	157,920
		8,644,532
Household Durables 0.2%
Fortune Brands, Inc.	45,200	3,629,560
Yankee Candle Co., Inc.	1,100	33,154
		3,662,714
Leisure Equipment & Products 0.0%
Arctic Cat, Inc.	9,200	198,996
Media 0.9%
Catalina Marketing Corp.	4,000	94,720
McGraw-Hill Companies, Inc.	139,400	7,759,004
Mediacom Communications Corp. "A"*	127,300	874,551
Omnicom Group, Inc.	76,600	6,894,766
ProQuest Co.*	12,600	197,820
Scholastic Corp.*	46,500	1,234,110
		17,054,971
Multiline Retail 0.7%
Kohl's Corp.*	87,300	4,874,832
Target Corp.	161,400	8,570,340
The Bon-Ton Stores, Inc.	22,600	643,422
		14,088,594
Specialty Retail 1.5%
Cache, Inc.*	39,000	774,930
Cato Corp. "A"	6,750	152,753
CSK Auto Corp.*	81,800	1,051,130
Genesco, Inc.*	11,100	458,763
Group 1 Automotive, Inc.	21,200	1,157,096
Gymboree Corp.*	39,200	1,179,136
Hibbett Sporting Goods, Inc.*	5,900	178,829
Home Depot, Inc.	32,450	1,295,728
Limited Brands, Inc.	204,500	5,243,380
Lowe's Companies, Inc.	47,400	2,988,570
New York & Co., Inc.*	7,300	113,661
Payless ShoeSource, Inc.*	51,600	1,185,252
Select Comfort Corp.*	22,800	911,088
Shoe Carnival, Inc.*	7,200	201,816
Staples, Inc.	211,900	5,596,279
Talbots, Inc.	41,200	977,264
TJX Companies, Inc.	299,000	7,214,870
		30,680,545
Textiles, Apparel & Luxury Goods 0.2%
Brown Shoe Co., Inc.	29,250	1,112,378
Kellwood Co.	37,100	1,188,684
Steven Madden Ltd.	20,900	1,112,716
		3,413,778
Consumer Staples 4.7%
Beverages 0.8%
Coca-Cola Co.	31,100	1,304,956
Diageo PLC	204,721	3,378,536
PepsiCo, Inc.	206,350	12,017,824
		16,701,316
Food & Staples Retailing 0.8%
Casey's General Stores, Inc.	47,800	1,022,442
Longs Drug Stores Corp.	28,600	1,355,926
Wal-Mart Stores, Inc.	136,500	6,146,595
Walgreen Co.	190,600	7,991,858
		16,516,821
Food Products 1.5%
Dean Foods Co.*	108,300	4,289,763
General Mills, Inc.	123,100	6,073,754
Groupe Danone	26,720	3,333,916
Kellogg Co.	104,800	4,853,288
Seaboard Corp.	600	925,200
The Hershey Co.	61,900	3,301,746
Unilever NV (NY Shares)	101,100	7,278,189
		30,055,856
Household Products 1.5%
Colgate-Palmolive Co.	212,300	12,551,176
Kimberly-Clark Corp.	90,600	5,302,818
Procter & Gamble Co.	188,300	10,960,943
		28,814,937
Personal Products 0.1%
Chattem, Inc.*	25,000	900,750
Elizabeth Arden, Inc.*	7,500	171,450
Inter Parfums, Inc.	13,000	246,350
		1,318,550
Tobacco 0.0%
Vector Group Ltd.	7,140	128,520
Energy 9.4%
Energy Equipment & Services 3.4%
Baker Hughes, Inc.	174,400	14,096,752
BJ Services Co.	236,800	9,010,240
ENSCO International, Inc.	72,900	3,899,421
Grey Wolf, Inc.*	133,700	1,042,860
Halliburton Co.	152,100	11,886,615
Helix Energy Solutions Group, Inc.*	35,700	1,385,874
Noble Corp.	59,800	4,720,612
NS Group, Inc.*	8,800	440,176
Pioneer Drilling Co.*	6,400	103,744
Schlumberger Ltd.	176,040	12,171,406
Transocean, Inc.*	114,490	9,281,704
		68,039,404
Oil, Gas & Consumable Fuels 6.0%
ATP Oil & Gas Corp.*	18,200	828,828
Berry Petroleum Co. "A"	15,100	1,112,870
BP PLC (ADR)	96,900	7,143,468
Cabot Oil & Gas Corp.	24,600	1,211,796
Callon Petroleum Co.*	44,500	918,480
Chevron Corp.	281,800	17,195,436
Clayton Williams Energy, Inc.*	3,700	150,849
ConocoPhillips	358,180	23,962,242
Devon Energy Corp.	129,700	7,796,267
Edge Petroleum Corp.*	29,400	679,434
Encore Aquisition Co.*	24,200	741,488
EOG Resources, Inc.	109,200	7,669,116
ExxonMobil Corp.	373,300	23,547,764
Frontier Oil Corp.	22,500	1,361,925
Harvest Natural Resources, Inc.*	66,700	899,783
Hugoton Royalty Trust	6,006	166,056
Marathon Oil Corp.	112,800	8,951,808
Petrohawk Energy Corp.*	41,000	515,780
Swift Energy Co.*	25,000	1,059,000
USEC, Inc.	55,100	699,770
Valero Energy Corp.	130,300	8,435,622
W&T Offshore, Inc.	13,100	559,239
XTO Energy, Inc.	100,766	4,267,440
		119,874,461
Financials 11.8%
Banks 3.4%
AmSouth Bancorp.	228,700	6,618,578
BancFirst Corp.	2,700	117,450
Banner Corp.	6,200	231,756
Center Financial Corp.	15,300	341,496
Central Pacific Financial Corp.	2,500	94,750
City Holding Co.	10,300	372,654
CoBiz, Inc.	400	7,888
Columbia Banking System, Inc.	1,500	50,625
Corus Bankshares, Inc.	24,100	1,613,254
CVB Financial Corp.	36,625	597,720
Fidelity Bankshares, Inc.	2,700	86,994
First BanCorp. — North Carolina	1,700	37,230
First Community Bancorp.	10,100	585,800
First Niagara Financial Group, Inc.	53,000	742,000
FirstFed Financial Corp.*	24,600	1,547,094
Frontier Financial Corp.	7,200	239,976
Hancock Holding Co.	200	9,950
Hanmi Financial Corp.	53,400	1,040,232
Harbor Florida Bancshares, Inc.	10,600	398,136
Nara Bancorp, Inc.	17,900	336,520
NetBank, Inc.	41,700	291,900
Oriental Financial Group, Inc.	69,700	910,979
Pacific Capital Bancorp.	8,100	271,674
PFF Bancorp., Inc.	30,800	1,055,516
Prosperity Bancshares, Inc.	8,400	273,840
Republic Bancorp., Inc.	21,490	246,491
Republic Bancorp., Inc. "A"	3,098	64,242
Sandy Spring Bancorp., Inc.	1,600	56,784
Sterling Bancshares, Inc.	63,200	1,046,592
SunTrust Banks, Inc.	106,400	8,227,912
TierOne Corp.	15,700	534,742
TriCo Bancshares	300	8,187
United Community Banks, Inc.	2,800	82,936
US Bancorp.	261,400	8,218,416
Wachovia Corp.	180,100	10,778,985
Washington Mutual, Inc.	143,600	6,470,616
Wells Fargo & Co.	208,100	14,294,389
WesBanco, Inc.	8,800	273,064
West Coast Bancorp.	2,500	71,950
WSFS Financial Corp.	6,500	409,045
		68,658,363
Capital Markets 2.0%
Apollo Investment Corp.	21,352	399,282
Bear Stearns Companies, Inc.	40,500	5,771,655
Investment Technology Group, Inc.*	12,500	662,375
Lehman Brothers Holdings, Inc.	32,900	4,972,835
Merrill Lynch & Co., Inc.	147,600	11,255,976
Morgan Stanley	145,700	9,368,510
Piper Jaffray Companies, Inc.*	8,500	594,150
The Goldman Sachs Group, Inc.	40,300	6,459,687
		39,484,470
Consumer Finance 0.3%
American Express Co.	86,900	4,676,089
Cash America International, Inc.	28,300	930,504
CompuCredit Corp.*	21,800	870,910
		6,477,503
Diversified Financial Services 3.4%
Accredited Home Lenders Holding Co.*	5,200	300,508
Bank of America Corp.	505,800	25,249,536
Citigroup, Inc.	398,395	19,899,830
Freddie Mac	125,000	7,632,500
JPMorgan Chase & Co.	300,700	13,645,766
Partners Trust Financial Group, Inc.	22,100	260,780
		66,988,920
Insurance 2.1%
AFLAC, Inc.	255,500	12,146,470
Allstate Corp.	127,600	7,208,124
American International Group, Inc.	224,100	14,622,525
Bristol West Holdings, Inc.	3,900	71,994
Genworth Financial, Inc. "A"	90,600	3,007,920
LandAmerica Financial Group, Inc.	13,600	943,568
National Financial Partners Corp.	3,300	171,600
Navigators Group, Inc.*	5,800	274,398
Odyssey Re Holdings Corp.	7,200	173,160
Seabright Insurance Holdings*	12,300	209,346
Tower Group, Inc.	53,000	1,361,040
U.S.I. Holdings Corp.*	18,600	282,720
Zenith National Insurance Corp.	14,200	626,504
		41,099,369
Real Estate 0.6%
Alexandria Real Estate Equities, Inc. (REIT)	4,500	407,700
Brandywine Realty Trust (REIT)	21,400	605,834
Colonial Properties Trust (REIT)	15,100	743,524
Commercial Net Lease Realty (REIT)	27,100	570,455
Corporate Office Properties Trust (REIT)	12,200	506,300
Cousins Properties, Inc. (REIT)	18,100	569,245
EastGroup Properties, Inc. (REIT)	2,800	125,076
Entertainment Properties Trust (REIT)	1,700	69,479
FelCor Lodging Trust, Inc. (REIT)	9,400	203,510
First Industrial Realty Trust, Inc. (REIT)	15,300	600,372
Glenborough Realty Trust, Inc. (REIT)	3,700	77,515
Glimcher Realty Trust (REIT)	3,200	82,560
Heritage Property Investment Trust (REIT)	12,200	471,164
Highwoods Properties, Inc. (REIT)	16,600	523,564
Home Properties, Inc. (REIT)	11,300	565,226
Jones Lang LaSalle, Inc.	15,900	1,347,684
Kilroy Realty Corp. (REIT)	8,700	620,484
Lexington Corporate Properties Trust (REIT)	23,200	500,192
LTC Properties, Inc. (REIT)	1,300	28,522
Maguire Properties, Inc. (REIT)	9,300	315,828
Nationwide Health Properties, Inc. (REIT)	25,800	555,216
Newcastle Investment Corp. (REIT)	13,000	291,330
OMEGA Healthcare Investors, Inc. (REIT)	9,200	117,668
Parkway Properties, Inc. (REIT)	11,300	447,480
Pennsylvania Real Estate Investment Trust (REIT)	5,800	235,248
Potlatch Corp. (REIT)	1,800	70,092
Senior Housing Properties Trust (REIT)	32,000	549,440
Taubman Centers, Inc. (REIT)	12,300	506,022
Trustreet Properties, Inc. (REIT)	1,600	23,040
Urstadt Biddle Properties "A" (REIT)	1,100	18,392
Washington Real Estate Investment Trust (REIT)	16,100	600,047
		12,348,209
Health Care 7.8%
Biotechnology 1.5%
Alkermes, Inc.*	42,500	912,475
Amgen, Inc.*	81,100	5,490,470
Cubist Pharmaceuticals, Inc.*	34,900	791,183
Digene Corp.*	17,100	706,401
Genentech, Inc.*	150,600	12,004,326
Geron Corp.*	24,700	185,250
Gilead Sciences, Inc.*	179,700	10,332,750
Progenics Pharmaceuticals, Inc.*	4,300	100,792
		30,523,647
Health Care Equipment & Supplies 1.7%
American Medical Systems Holdings, Inc.*	47,900	1,063,859
ArthroCare Corp.*	21,500	974,595
Baxter International, Inc.	260,700	9,828,390
Boston Scientific Corp.*	125,000	2,905,000
C.R. Bard, Inc.	50,100	3,730,446
Integra LifeSciences Holdings*	26,200	1,099,352
Kyphon, Inc.*	23,400	972,270
Medtronic, Inc.	125,900	6,310,108
Zimmer Holdings, Inc.*	103,000	6,478,700
		33,362,720
Health Care Providers & Services 1.0%
Alliance Imaging, Inc.*	102,100	535,004
Apria Healthcare Group, Inc.*	12,300	269,370
Chemed Corp.	12,900	702,921
Computer Programs & Systems, Inc.	4,900	231,378
CorVel Corp.*	15,400	340,032
Healthways, Inc.*	21,200	1,040,072
Magellan Health Services, Inc.*	15,800	642,270
MedCath Corp.*	33,700	509,544
Odyssey HealthCare, Inc.*	43,200	751,248
Pediatrix Medical Group, Inc.*	26,800	1,356,616
PSS World Medical, Inc.*	7,100	128,084
Sunrise Senior Living, Inc.*	32,100	1,194,120
UnitedHealth Group, Inc.	267,600	13,310,424
		21,011,083
Life Sciences Tools & Services 0.1%
Albany Molecular Research, Inc.*	64,100	641,000
Luminex Corp.*	40,400	613,272
		1,254,272
Pharmaceuticals 3.5%
Abbott Laboratories	391,800	16,745,532
Alpharma, Inc. "A"	30,700	805,875
Bentley Pharmaceuticals, Inc.*	43,800	556,260
Durect Corp.*	88,100	428,166
Eli Lilly & Co.	59,100	3,127,572
Hi-Tech Pharmacal Co., Inc.*	24,800	605,368
Johnson & Johnson	376,816	22,085,186
K-V Pharmaceutical Co. "A"*	40,500	873,990
Medicis Pharmaceutical Corp. "A"	34,000	1,117,920
Mylan Laboratories, Inc.	62,800	1,371,552
Pain Therapeutics, Inc.*	59,700	552,822
Pfizer, Inc.	437,100	11,071,743
POZEN, Inc.*	32,600	488,022
Salix Pharmaceuticals Ltd.*	49,200	674,040
Teva Pharmaceutical Industries Ltd. (ADR)	61,000	2,470,500
Wyeth	125,200	6,093,484
		69,068,032
Industrials 5.8%
Aerospace & Defense 1.4%
Honeywell International, Inc.	109,500	4,653,750
L-3 Communications Holdings, Inc.	44,200	3,611,140
Sequa Corp. "A"*	1,500	127,500
United Technologies Corp.	316,100	19,854,241
		28,246,631
Air Freight & Logistics 0.4%
FedEx Corp.	63,900	7,356,807
Hub Group, Inc. "A"*	10,000	491,700
		7,848,507
Airlines 0.1%
Continental Airlines, Inc. "B"*	40,800	1,062,432
ExpressJet Holdings, Inc.*	154,300	864,080
Republic Airways Holdings, Inc.*	24,300	413,100
World Air Holdings, Inc.*	23,700	216,144
		2,555,756
Building Products 0.3%
Lennox International, Inc.	22,900	747,227
Masco Corp.	155,100	4,947,690
NCI Building Systems, Inc.*	13,700	890,363
		6,585,280
Commercial Services & Supplies 0.2%
Coinstar, Inc.*	27,700	755,379
Consolidated Graphics, Inc.*	21,800	1,139,922
Labor Ready, Inc.*	48,100	1,271,283
McGrath Rentcorp.	11,400	306,546
PHH Corp.*	14,200	395,896
Standard Register Co.	26,000	354,900
		4,223,926
Construction & Engineering 0.1%
Comfort Systems USA, Inc.	12,100	184,646
EMCOR Group, Inc.*	25,200	1,261,260
Granite Construction, Inc.	6,200	287,432
URS Corp.*	2,100	90,447
		1,823,785
Electrical Equipment 0.6%
A.O. Smith Corp.	25,900	1,228,178
Acuity Brands, Inc.	29,100	1,201,248
Emerson Electric Co.	82,450	7,004,127
General Cable Corp.*	21,000	662,970
Genlyte Group, Inc.*	7,800	537,498
LSI Industries, Inc.	45,900	766,989
Vicor Corp.	10,400	214,552
		11,615,562
Industrial Conglomerates 1.1%
General Electric Co.	617,400	21,355,866
Walter Industries, Inc.	2,400	159,192
		21,515,058
Machinery 1.4%
Astec Industries, Inc.*	2,800	110,180
Barnes Group, Inc.	19,900	896,893
Cascade Corp.	22,700	942,050
Caterpillar, Inc.	73,800	5,589,612
Dover Corp.	144,300	7,178,925
Flowserve Corp.*	7,200	414,144
Gardner Denver, Inc.*	16,000	1,192,480
Ingersoll-Rand Co., Ltd. "A"	212,000	9,275,000
JLG Industries, Inc.	36,800	1,055,424
Middleby Corp.*	2,600	229,606
Nordson Corp.	5,300	283,285
Titan International, Inc.	30,900	596,061
Valmont Industries, Inc.	4,000	215,000
		27,978,660
Road & Rail 0.1%
Dollar Thrifty Automotive Group, Inc.*	6,500	316,420
Marten Transport, Ltd.*	33,100	720,918
SCS Transportation, Inc.*	6,800	178,636
USA Truck, Inc.*	15,700	344,615
		1,560,589
Trading Companies & Distributors 0.1%
Electro Rent Corp.*	26,100	420,732
WESCO International, Inc.*	14,500	1,087,500
		1,508,232
Information Technology 11.9%
Communications Equipment 1.8%
ADTRAN, Inc.	38,600	970,404
Avocent Corp.*	18,800	506,472
Cisco Systems, Inc.*	577,300	12,094,435
InterDigital Communications Corp.*	4,700	119,004
Ixia*	11,600	131,080
MasTec, Inc.*	42,000	517,860
Nokia Oyj (ADR)	574,200	13,011,372
Polycom, Inc.*	45,400	998,800
QUALCOMM, Inc.	154,200	7,916,628
		36,266,055
Computers & Peripherals 2.3%
Advanced Digital Information Corp.*	69,900	593,451
Apple Computer, Inc.*	114,100	8,031,499
Dell, Inc.*	28,000	733,600
EMC Corp.*	590,300	7,974,953
Hewlett-Packard Co.	328,800	10,676,136
Imation Corp.	19,400	814,800
International Business Machines Corp.	188,200	15,496,388
Komag, Inc.*	16,200	681,048
Synaptics, Inc.*	22,200	582,084
		45,583,959
Electronic Equipment & Instruments 0.3%
Agilysys, Inc.	12,900	186,792
Checkpoint Systems, Inc.*	19,100	503,285
Itron, Inc.*	15,200	1,019,160
MTS Systems Corp.	8,400	375,900
Plexus Corp.*	26,700	1,163,052
Rofin-Sinar Technologies, Inc.*	13,400	751,874
Technitrol, Inc.	46,700	1,169,368
		5,169,431
Internet Software & Services 0.8%
CNET Networks, Inc.*	33,400	360,052
EarthLink, Inc.*	55,800	507,222
eBay, Inc.*	138,400	4,762,344
Google, Inc. "A"*	8,800	3,677,872
j2 Global Communications, Inc.*	5,100	250,359
Jupitermedia Corp.*	15,200	267,824
Online Resources Corp.*	11,200	145,264
ValueClick, Inc.*	31,200	525,720
WebEx Communications, Inc.*	14,900	526,715
Websense, Inc.*	14,600	362,956
Yahoo!, Inc.*	138,700	4,546,586
		15,932,914
IT Consulting & Services 1.1%
Accenture Ltd. "A"	209,500	6,090,165
Automatic Data Processing, Inc.	110,800	4,884,064
Covansys Corp.*	31,100	541,140
CSG Systems International, Inc.*	39,100	988,448
Fiserv, Inc.*	91,000	4,102,280
infoUSA, Inc.*	34,200	382,014
Paychex, Inc.	123,000	4,967,970
StarTek, Inc.	24,000	547,920
		22,504,001
Semiconductors & Semiconductor Equipment 3.5%
Analog Devices, Inc.	221,600	8,403,072
Applied Materials, Inc.	355,400	6,379,430
Atmel Corp.*	163,500	856,740
Broadcom Corp. "A"*	229,700	9,442,967
Cymer, Inc.*	16,800	868,392
Fairchild Semiconductor International, Inc.*	56,000	1,157,520
Intel Corp.	836,300	16,709,274
IXYS Corp.*	55,500	561,105
Kulicke & Soffa Industries, Inc.*	51,100	462,966
Linear Technology Corp.	138,000	4,899,000
Mattson Technology, Inc.*	49,800	572,202
Maxim Integrated Products, Inc.	131,600	4,640,216
Micrel, Inc.*	49,000	629,160
Photronics, Inc.*	41,300	742,161
PortalPlayer, Inc.*	58,900	650,845
Sigmatel, Inc.*	66,000	441,540
Standard Microsystems Corp.*	29,900	696,670
Texas Instruments, Inc.	304,000	10,551,840
Trident Microsystems, Inc.*	24,500	651,700
		69,316,800
Software 2.1%
Adobe Systems, Inc.	137,900	5,405,680
Advent Software, Inc.*	16,300	573,760
Ansoft Corp.*	21,500	949,870
Blackbaud, Inc.	42,000	882,420
Electronic Arts, Inc.*	95,200	5,407,360
Intergraph Corp.*	24,300	1,069,686
Internet Security Systems, Inc.*	25,000	561,000
Lawson Software, Inc.*	100,700	773,376
Microsoft Corp.	888,200	21,450,030
MicroStrategy, Inc., "A"*	7,824	733,422
Oracle Corp.*	221,400	3,230,226
Radiant Systems, Inc.*	12,400	161,200
RSA Security, Inc.*	11,600	242,904
SPSS, Inc.*	8,000	278,880
Wind River Systems, Inc.*	55,300	630,973
		42,350,787
Materials 1.8%
Chemicals 1.1%
Air Products & Chemicals, Inc.	94,100	6,447,732
E.I. du Pont de Nemours & Co.	208,800	9,208,080
Ecolab, Inc.	128,000	4,838,400
Pioneer Companies, Inc.*	24,100	771,682
Westlake Chemical Corp.	14,300	434,005
		21,699,899
Containers & Packaging 0.2%
Silgan Holdings, Inc.	28,900	1,122,187
Sonoco Products Co.	124,500	3,899,340
		5,021,527
Metals & Mining 0.5%
AK Steel Holding Corp.*	49,700	741,027
Aleris International, Inc.*	17,700	818,625
Century Aluminum Co.*	23,300	1,109,313
Cleveland-Cliffs, Inc.	12,900	1,104,111
Commercial Metals Co.	23,000	1,251,200
Gibraltar Industries, Inc.	10,300	286,237
Intermet Corp.*	4,040	51,486
Metal Management, Inc.	19,400	629,530
Quanex Corp.	28,275	1,209,039
Reliance Steel & Aluminum Co.	10,300	916,185
Steel Dynamics, Inc.	20,600	1,286,264
Steel Technologies, Inc.	30,200	701,546
		10,104,563
Telecommunication Services 1.3%
Diversified Telecommunication Services 1.2%
Alaska Communications Systems Group, Inc.	75,800	955,838
AT&T, Inc.	318,000	8,334,780
CT Communications, Inc.	26,500	376,300
General Communication, Inc. "A"*	68,300	819,600
Golden Telecom, Inc.	19,700	601,638
North Pittsburgh Systems, Inc.	13,300	302,575
TALK America Holdings, Inc.*	75,200	685,072
Verizon Communications, Inc.	331,600	10,952,748
		23,028,551
Wireless Telecommunication Services 0.1%
Centennial Communications Corp.	83,300	568,106
Syniverse Holdings, Inc.*	42,700	756,217
USA Mobility, Inc.	37,200	851,508
		2,175,831
Utilities 0.6%
Electric Utilities 0.5%
ALLETE, Inc.	8,200	383,514
FPL Group, Inc.	152,400	6,035,040
Otter Tail Corp.	6,800	202,980
Sierra Pacific Resources*	78,600	1,109,832
Southern Co.	64,100	2,065,943
		9,797,309
Gas Utilities 0.1%
New Jersey Resources Corp.	2,200	97,394
South Jersey Industries, Inc.	13,200	350,856
Southwest Gas Corp.	7,600	210,672
		658,922
Independent Power Producers & Energy Traders 0.0%
Black Hills Corp.	13,800	502,320
Total Common Stocks (Cost $901,677,842)		1,184,867,763

	Principal Amount ($)(f)	Value ($)

Corporate Bonds 11.9%
Consumer Discretionary 11.9%
155 East Tropicana LLC, 8.75%, 4/1/2012	375,000	370,313
Adelphia Communications Corp.:
Series B, 7.75%, 1/15/2009*	165,000	77,963
Series B, 9.25%, 10/1/2002*	155,000	72,463
Affinia Group, Inc., 9.0%, 11/30/2014	285,000	252,938
AMC Entertainment, Inc., 8.0%, 3/1/2014	700,000	658,875
AMFM, Inc., 8.0%, 11/1/2008	2,250,000	2,367,202
Aztar Corp., 7.875%, 6/15/2014	740,000	801,050
Cablevision Systems Corp., Series B, 9.62%**, 4/1/2009	140,000	148,050
Caesars Entertainment, Inc., 8.875%, 9/15/2008	305,000	323,300
Charter Communications Holdings LLC:
9.625%, 11/15/2009	20,000	16,000
10.25%, 9/15/2010	1,379,000	1,389,342
144A, 10.25%, 9/15/2010	350,000	351,313
11.0%, 10/1/2015	1,339,000	1,191,710
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	665,000	828,329
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	2,404,000	2,581,432
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	330,000	268,950
CSC Holdings, Inc.:
7.25%, 7/15/2008	230,000	232,588
7.875%, 12/15/2007	840,000	857,850
DaimlerChrysler NA Holding Corp.:
4.75%, 1/15/2008	2,320,000	2,289,473
Series E, 5.21%**, 10/31/2008	1,165,000	1,170,354
Dex Media East LLC/Financial, 12.125%, 11/15/2012	2,171,000	2,455,944
Dura Operating Corp., Series B, 8.625%, 4/15/2012	475,000	404,937
EchoStar DBS Corp.:
6.625%, 10/1/2014	225,000	216,844
144A, 7.125%, 2/1/2016	265,000	258,706
Foot Locker, Inc., 8.5%, 1/15/2022	405,000	427,275
Ford Motor Co., 7.45%, 7/16/2031	235,000	171,550
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	1,405,000	1,387,437
Friendly Ice Cream Corp., 8.375%, 6/15/2012	100,000	89,250
General Motors Corp.:
8.25%, 7/15/2023 (a)	615,000	445,875
8.375%, 7/15/2033 (a)	625,000	465,625
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	1,045,000	1,170,400
Gregg Appliances, Inc., 9.0%, 2/1/2013	155,000	144,925
GSC Holdings Corp., 144A, 8.0%, 10/1/2012	240,000	240,300
Harrah's Operating Co., Inc., 5.625%, 6/1/2015	3,338,000	3,168,359
Hertz Corp., 144A, 8.875%, 1/1/2014	525,000	557,812
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	1,670,000	1,770,200
JC Penney Corp., Inc., 8.0%, 3/1/2010	1,500,000	1,610,193
Lear Corp.:
Series B, 5.75%, 8/1/2014	155,000	130,200
Series B, 8.11%, 5/15/2009	630,000	615,825
Levi Strauss & Co.:
9.74%**, 4/1/2012	205,000	213,456
12.25%, 12/15/2012	75,000	84,750
Liberty Media Corp.:
5.7%, 5/15/2013	185,000	172,154
7.875%, 7/15/2009	25,000	26,333
8.25%, 2/1/2030	335,000	321,023
8.5%, 7/15/2029	330,000	320,361
Mandalay Resort Group, Series B, 10.25%, 8/1/2007	150,000	157,125
Mediacom Broadband LLC, 8.5%, 10/15/2015	160,000	157,600
Mediacom LLC, 9.5%, 1/15/2013	50,000	51,125
MGM MIRAGE:
8.375%, 2/1/2011 (a)	395,000	415,737
9.75%, 6/1/2007	435,000	451,312
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	590,000	626,875
NCL Corp., 10.625%, 7/15/2014	340,000	343,400
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	635,000	514,350
Paxson Communications Corp., 144A, 11.318%**, 1/15/2013	255,000	257,550
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	780,000	838,500
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	1,100,000	1,116,500
PRIMEDIA, Inc.:
8.875%, 5/15/2011	295,000	283,938
10.124%**, 5/15/2010	740,000	756,650
Renaissance Media Group LLC, 10.0%, 4/15/2008	425,000	425,000
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	1,270,000	1,387,475
Rexnord Corp., 10.125%, 12/15/2012	205,000	224,988
Simmons Bedding Co., 7.875%, 1/15/2014	165,000	162,525
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	1,340,000	1,410,350
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	840,000	821,100
Six Flags, Inc., 9.75%, 4/15/2013	600,000	610,500
Steinway Musical Instruments, Inc., 144A, 7.0%, 3/1/2014	145,000	143,913
TCI Communications, Inc., 8.75%, 8/1/2015	1,638,000	1,901,330
Tele-Communications, Inc., 10.125%, 4/15/2022	800,000	1,033,997
The Bon-Ton Department Stores, Inc., 144A, 10.25%, 3/15/2014	205,000	195,775
Time Warner, Inc., 6.75%, 4/15/2011	2,500,000	2,591,920
Toys "R" Us, Inc., 7.375%, 10/15/2018	375,000	277,500
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (a)	1,565,000	1,541,525
TRW Automotive, Inc.:
11.0%, 2/15/2013	1,195,000	1,320,475
11.75%, 2/15/2013 EUR	235,000	340,948
United Auto Group, Inc., 9.625%, 3/15/2012	785,000	835,044
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	245,000	256,025
XM Satellite Radio, Inc.:
144A, 9.75%, 5/1/2014	815,000	819,075
12.0%, 6/15/2010	330,000	371,662
14.0%, 12/31/2009	1,325,000	1,422,719
Young Broadcasting, Inc., 8.75%, 1/15/2014	1,605,000	1,356,225
		58,539,962
Consumer Staples 0.7%
Alliance One International, Inc., 11.0%, 5/15/2012	255,000	242,250
Altria Group, Inc., 7.0%, 11/4/2013	750,000	795,368
Anheuser-Busch Companies, Inc., 5.75%, 4/1/2036	1,200,000	1,134,526
Archer-Daniels-Midland Co., 5.375%, 9/15/2035	1,200,000	1,056,559
Birds Eye Foods, Inc., 11.875%, 11/1/2008	301,000	307,773
Coca-Cola Enterprises, Inc., 8.5%, 2/1/2022	1,500,000	1,836,054
Del Laboratories, Inc., 8.0%, 2/1/2012	315,000	245,700
Delhaize America, Inc.:
8.05%, 4/15/2027	90,000	91,690
9.0%, 4/15/2031	1,170,000	1,335,306
Fortune Brands, Inc., 5.375%, 1/15/2016	750,000	710,025
Fred Meyer, Inc., 7.45%, 3/1/2008	2,300,000	2,372,714
Harry & David Holdings, Inc., 9.82%**, 3/1/2012	85,000	80,963
Kraft Foods, Inc., 6.25%, 6/1/2012	1,500,000	1,538,482
North Atlantic Trading Co., 9.25%, 3/1/2012	770,000	619,850
Swift & Co.:
10.125%, 10/1/2009	155,000	160,425
12.5%, 1/1/2010	75,000	75,000
Viskase Co., Inc., 11.5%, 6/15/2011	1,435,000	1,487,019
Wal-Mart Stores, Inc., 5.25%, 9/1/2035	750,000	658,751
		14,748,455
Energy 0.6%
Belden & Blake Corp., 8.75%, 7/15/2012	1,166,000	1,198,065
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	565,000	581,950
Chesapeake Energy Corp.:
6.25%, 1/15/2018	85,000	80,538
6.5%, 8/15/2017	180,000	171,900
144A, 6.5%, 8/15/2017	85,000	81,175
6.875%, 1/15/2016	625,000	615,625
7.75%, 1/15/2015	110,000	113,575
Delta Petroleum Corp., 7.0%, 4/1/2015	500,000	462,500
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	740,000	669,700
144A, 8.375%, 5/1/2016	570,000	567,150
El Paso Production Holding Corp., 7.75%, 6/1/2013	475,000	489,844
Energy Transfer Partners LP, 5.95%, 2/1/2015	650,000	634,807
Frontier Oil Corp., 6.625%, 10/1/2011	695,000	688,050
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	749,000	749,000
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	245,000	213,150
Plains Exploration & Production Co., Series B, 8.75%, 7/1/2012	85,000	89,888
Sonat, Inc., 7.0%, 2/1/2018	95,000	92,150
Southern Natural Gas, 8.875%, 3/15/2010	1,005,000	1,066,807
Stone Energy Corp.:
6.75%, 12/15/2014	1,320,000	1,326,600
8.25%, 12/15/2011	410,000	428,450
Transmeridian Exploration, Inc., 144A, 12.0%, 12/15/2010	310,000	316,200
Williams Companies, Inc.:
8.125%, 3/15/2012	1,545,000	1,658,944
8.75%, 3/15/2032	515,000	593,537
		12,889,605
Financials 2.6%
Alamosa Delaware, Inc.:
8.5%, 1/31/2012	90,000	96,413
11.0%, 7/31/2010	405,000	448,031
Allstate Corp., 6.125%, 2/15/2012	3,000,000	3,078,045
American General Institutional Capital, 144A, 8.125%, 3/15/2046	635,000	746,540
American International Group, Inc., 144A, 6.25%, 5/1/2036	1,000,000	982,380
Ashton Woods USA LLC/Finance, 9.5%, 10/1/2015	560,000	531,300
Bear Stearns Companies, Inc., 5.3%, 10/30/2015	1,400,000	1,337,151
Citigroup, Inc., 6.0%, 10/31/2033	2,000,000	1,917,024
Duke Capital LLC, 4.302%, 5/18/2006	3,667,000	3,665,093
E*TRADE Financial Corp.:
7.375%, 9/15/2013	225,000	228,938
7.875%, 12/1/2015	300,000	315,000
8.0%, 6/15/2011	275,000	283,937
Erac USA Finance Co., 144A, 5.9%, 11/15/2015	1,170,000	1,143,062
ERP Operating LP:
5.375%, 8/1/2016	1,000,000	950,952
6.95%, 3/2/2011	181,000	190,552
Ford Motor Credit Co.:
6.5%, 1/25/2007	1,480,000	1,470,839
7.25%, 10/25/2011	1,780,000	1,597,479
7.375%, 10/28/2009	3,300,000	3,049,121
7.875%, 6/15/2010	845,000	780,369
General Electric Capital Corp., Series A, 6.75%, 3/15/2032	2,250,000	2,429,611
General Motors Acceptance Corp.:
4.375%, 12/10/2007	403,000	379,077
6.125%, 9/15/2006	464,000	460,346
6.125%, 2/1/2007 (a)	2,856,000	2,809,824
6.125%, 8/28/2007	2,975,000	2,891,801
6.15%, 4/5/2007	285,000	279,695
6.875%, 9/15/2011	3,845,000	3,601,996
8.0%, 11/1/2031 (a)	2,148,000	2,036,759
H&E Equipment Services LLC/Finance, 12.5%, 6/15/2013	160,000	179,200
H&E Equipment/Finance, 11.125%, 6/15/2012	440,000	486,200
HSBC Bank USA, 5.625%, 8/15/2035	1,114,000	1,001,653
JPMorgan Chase Capital XV, 5.875%, 3/15/2035 (a)	1,784,000	1,618,996
Merrill Lynch & Co., Inc., Series C, 4.79%, 8/4/2010	1,860,000	1,805,811
Poster Financial Group, Inc., 8.75%, 12/1/2011	835,000	880,925
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	985,000	1,093,350
Radnor Holdings Corp., 11.0%, 3/15/2010	275,000	185,281
The Goldman Sachs Group, Inc.:
5.35%, 1/15/2016	1,515,000	1,448,113
6.45%, 5/1/2036	1,200,000	1,185,773
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	739,000	569,030
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	365,000	361,350
UGS Corp., 10.0%, 6/1/2012	610,000	666,425
Universal City Development, 11.75%, 4/1/2010	1,060,000	1,167,325
Verizon Global Funding Corp., 7.75%, 12/1/2030	440,000	485,328
		50,836,095
Health Care 0.3%
Genentech, Inc., 4.4%, 7/15/2010	3,500,000	3,362,170
Tenet Healthcare Corp., 144A, 9.5%, 2/1/2015	1,285,000	1,310,700
Wyeth, 6.5%, 2/1/2034	1,200,000	1,215,331
		5,888,201
Industrials 1.2%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	1,051,000	1,072,020
Allied Security Escrow Corp., 11.375%, 7/15/2011	490,000	485,100
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	823,000	886,782
American Color Graphics, 10.0%, 6/15/2010	485,000	324,950
Avondale Mills, Inc., 144A, 11.5%**, 7/1/2012	205,000	184,500
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	1,547,876	1,597,153
Beazer Homes USA, Inc., 8.375%, 4/15/2012	270,000	281,138
Browning-Ferris Industries:
7.4%, 9/15/2035	775,000	724,625
9.25%, 5/1/2021	400,000	424,000
Case New Holland, Inc., 9.25%, 8/1/2011	1,050,000	1,115,625
Cenveo Corp., 7.875%, 12/1/2013	440,000	425,700
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	650,000	617,500
Compression Polymers Corp.:
144A, 10.5%, 7/1/2013	780,000	799,500
144A, 11.44%**, 7/1/2012	280,000	287,000
Congoleum Corp., 8.625%, 8/1/2008*	572,000	572,000
D.R. Horton, Inc., 5.375%, 6/15/2012 (a)	4,490,000	4,282,836
DRS Technologies, Inc., 7.625%, 2/1/2018	325,000	333,531
Hexcel Corp., 6.75%, 2/1/2015	230,000	225,975
Honeywell International, Inc., 5.7%, 3/15/2036	750,000	705,991
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	595,000	541,668
8.875%, 4/1/2012	795,000	830,775
Kansas City Southern, 9.5%, 10/1/2008	1,300,000	1,373,125
Kinetek, Inc., Series D, 10.75%, 11/15/2006	870,000	866,737
Millennium America, Inc., 9.25%, 6/15/2008	565,000	590,425
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	340,000	381,650
Securus Technologies, Inc., 11.0%, 9/1/2011	250,000	215,000
Ship Finance International Ltd., 8.5%, 12/15/2013	390,000	365,625
Technical Olympic USA, Inc., 7.5%, 1/15/2015	190,000	170,050
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	575,000	624,623
United Technologies Corp., 7.5%, 9/15/2029	1,000,000	1,174,426
Xerox Capital Trust I, 8.0%, 2/1/2027	150,000	154,500
Xerox Corp., 6.4%, 3/15/2016	230,000	223,963
		22,858,493
Information Technology 0.4%
Activant Solutions, Inc.:
10.5%, 6/15/2011	510,000	562,810
144A, 10.99%**, 4/1/2010	85,000	86,700
Advanced Micro Devices, Inc., 7.75%, 11/1/2012	175,000	183,313
Cisco Systems, Inc., 5.5%, 2/22/2016	1,232,000	1,200,954
International Business Machines Corp., 8.375%, 11/1/2019	750,000	913,176
L-3 Communications Corp.:
5.875%, 1/15/2015	405,000	380,700
Series B, 6.375%, 10/15/2015	250,000	242,500
Lucent Technologies, Inc., 6.45%, 3/15/2029	1,975,000	1,752,812
Sanmina-SCI Corp., 8.125%, 3/1/2016	805,000	817,075
SunGard Data Systems, Inc., 144A, 10.25%, 8/15/2015	540,000	580,500
Unisys Corp., 7.875%, 4/1/2008	565,000	562,175
		7,282,715
Materials 1.2%
ARCO Chemical Co., 9.8%, 2/1/2020	1,795,000	2,010,400
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	130,000	79,300
Caraustar Industries, Inc., 9.875%, 4/1/2011	1,015,000	1,068,287
Chemtura Corp., 6.875%, 6/1/2016	85,000	84,755
Constar International, Inc., 11.0%, 12/1/2012	105,000	79,800
Crown Cork & Seal Co., Inc., 7.5%, 12/15/2096	210,000	172,725
Crystal US Holdings, Series A, Step-up Coupon, 0% to 10/1/2009, 10.0% to 10/1/2014	205,000	164,000
Dayton Superior Corp.:
10.75%, 9/15/2008	385,000	399,438
13.0%, 6/15/2009	475,000	418,000
Equistar Chemical Funding, 10.625%, 5/1/2011	630,000	686,700
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	705,000	713,812
GEO Specialty Chemicals, Inc., 13.479%**, 12/31/2009	1,452,000	1,263,240
Georgia-Pacific Corp., 8.0%, 1/15/2024	95,000	94,763
Glatfelter, 144A, 7.125%, 5/1/2016	275,000	276,089
Greif, Inc., 8.875%, 8/1/2012	475,000	503,500
Huntsman LLC, 11.625%, 10/15/2010	805,000	905,625
IMC Global, Inc., 10.875%, 8/1/2013	1,323,000	1,501,605
International Steel Group, Inc., 6.5%, 4/15/2014	315,000	308,306
Lyondell Chemical Co., 10.5%, 6/1/2013	80,000	89,600
Massey Energy Co.:
6.625%, 11/15/2010	545,000	549,087
144A, 6.875%, 12/15/2013	300,000	288,750
MMI Products, Inc., Series B, 11.25%, 4/15/2007	800,000	802,000
Monsanto Co., 4.0%, 5/15/2008	3,000,000	2,917,338
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	470,000	387,750
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	1,530,000	1,667,700
144A, 13.0%, 9/30/2013	137,000	139,055
Newmont Mining Corp., 5.875%, 4/1/2035	1,660,000	1,498,007
OM Group, Inc., 9.25%, 12/15/2011	540,000	557,550
Omnova Solutions, Inc., 11.25%, 6/1/2010	1,180,000	1,271,450
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	265,000	280,238
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	831,132	12,467
Pliant Corp., 11.625%, 6/15/2009 (PIK)	10	11
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	172,000	186,620
TriMas Corp., 9.875%, 6/15/2012	690,000	646,875
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	310,000	279,388
United States Steel Corp., 9.75%, 5/15/2010	734,000	792,720
Weyerhaeuser Co., 5.95%, 11/1/2008	1,700,000	1,710,654
		24,807,605
Telecommunication Services 0.7%
American Cellular Corp., Series B, 10.0%, 8/1/2011	205,000	222,425
AT&T, Inc., 6.15%, 9/15/2034	1,500,000	1,412,878
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	2,585,000	2,548,265
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	825,000	841,500
8.375%, 1/15/2014	640,000	654,400
Dobson Communications Corp., 8.875%, 10/1/2013 (a)	470,000	480,575
Insight Midwest LP, 9.75%, 10/1/2009	145,000	149,350
LCI International, Inc., 7.25%, 6/15/2007	410,000	412,050
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	2,110,000	2,202,787
Nextel Partners, Inc., 8.125%, 7/1/2011	420,000	439,950
Qwest Corp., 7.25%, 9/15/2025	465,000	463,256
Rural Cellular Corp.:
9.75%, 1/15/2010	95,000	97,969
9.875%, 2/1/2010	75,000	79,688
144A, 10.899%**, 11/1/2012	95,000	98,800
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	308,000	294,910
Sprint Capital Corp., 7.625%, 1/30/2011	3,000,000	3,237,648
Triton PCS, Inc., 8.5%, 6/1/2013	80,000	76,400
Ubiquitel Operating Co., 9.875%, 3/1/2011	285,000	312,787
US Unwired, Inc., Series B, 10.0%, 6/15/2012	460,000	515,200
		14,540,838
Utilities 1.3%
AES Corp., 144A, 8.75%, 5/15/2013	2,090,000	2,262,425
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	1,705,000	1,854,188
American Electric Power Co., Inc., Series C, 5.375%, 3/15/2010	3,000,000	2,968,206
CC Funding Trust I, 6.9%, 2/16/2007	932,000	941,384
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	1,985,000	2,023,394
CMS Energy Corp., 8.5%, 4/15/2011	1,495,000	1,605,256
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,820,000	1,706,006
5.0%, 2/15/2012	1,040,000	995,485
Dominion Resources, Inc., Series E, 7.195%, 9/15/2014	2,000,000	2,132,342
DPL, Inc., 6.875%, 9/1/2011	185,000	193,278
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	1,500,000	1,546,835
Mirant North America LLC, 144A, 7.375%, 12/31/2013	120,000	120,450
Mission Energy Holding Co., 13.5%, 7/15/2008	2,190,000	2,488,387
NRG Energy, Inc.:
7.25%, 2/1/2014	725,000	728,625
7.375%, 2/1/2016	1,440,000	1,452,600
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	1,735,000	1,908,500
Sierra Pacific Resources, 6.75%, 8/15/2017	125,000	124,063
		25,051,424
Total Corporate Bonds (Cost $244,931,481)		237,443,393

Foreign Bonds — US$ Denominated 2.0%
Consumer Discretionary 0.2%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	1,328,000	1,427,600
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	80,000	86,400
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	1,272,000	1,400,308
Shaw Communications, Inc., 8.25%, 4/11/2010	125,000	132,031
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014 (a)	1,050,000	868,875
Unity Media GmbH, 144A, 10.375%, 2/15/2015	150,000	153,000
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013	280,000	266,000
		4,334,214
Energy 0.2%
Gaz Capital SA, 144A, 8.625%, 4/28/2034	205,000	248,050
OAO Gazprom, 144A, 9.625%, 3/1/2013	910,000	1,076,075
Pemex Project Funding Master Trust, 144A, 5.75%, 12/15/2015 (a)	2,261,000	2,143,428
Secunda International Ltd., 13.068%**, 9/1/2012	315,000	332,325
		3,799,878
Financials 0.6%
C&M Finance Ltd., 144A, 8.1%, 2/1/2016	250,000	247,159
Doral Financial Corp., 5.91%**, 7/20/2007	985,000	940,667
HSBC Holdings PLC, 6.5%, 5/2/2036	1,500,000	1,511,850
Mizuho Financial Group, 8.375%, 12/29/2049	7,535,000	7,999,156
SPI Electricity & Gas Australia Holdings Property Ltd., 144A, 6.15%, 11/15/2013	785,000	796,348
Svenska Handelsbanken AB, 144A, 7.125%, 3/29/2049	990,000	1,005,886
		12,501,066
Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	950,000	959,500
Industrials 0.2%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
9.375%, 5/1/2012	455,000	489,125
10.25%, 6/15/2007	1,343,000	1,396,720
12.5%, 6/15/2012	512,000	567,040
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	930,000	1,079,962
Stena AB, 9.625%, 12/1/2012	330,000	355,575
		3,888,422
Materials 0.3%
Alcan, Inc., 5.75%, 6/1/2035	838,000	760,348
Cascades, Inc., 7.25%, 2/15/2013	851,000	806,322
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	990,000	1,163,250
ISPAT Inland ULC, 9.75%, 4/1/2014	760,000	855,000
Novelis, Inc., 144A, 7.25%, 2/15/2015	530,000	514,100
Rhodia SA, 8.875%, 6/1/2011	585,000	604,013
Tembec Industries, Inc., 8.625%, 6/30/2009	510,000	325,125
		5,028,158
Sovereign Bonds 0.1%
Federative Republic of Brazil, 8.875%, 10/14/2019	285,000	328,463
Republic of Argentina, 4.889%**, 8/3/2012 (PIK)	535,000	439,397
Republic of Turkey, 7.25%, 3/15/2015	15,000	15,563
United Mexican States, 5.625%, 1/15/2017	400,000	382,800
		1,166,223
Telecommunication Services 0.4%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	525,000	567,000
Embratel, Series B, 11.0%, 12/15/2008	260,000	286,650
Global Crossing UK Finance, 10.75%, 12/15/2014	150,000	157,125
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	50,000	43,250
Intelsat Ltd., 5.25%, 11/1/2008	420,000	404,250
Intelsat Subsidiary Holding Co. Ltd., 9.614%**, 1/15/2012	310,000	314,650
Millicom International Cellular SA, 10.0%, 12/1/2013	155,000	172,825
Mobifon Holdings BV, 12.5%, 7/31/2010	988,000	1,118,910
Stratos Global Corp., 144A, 9.875%, 2/15/2013	530,000	531,987
Telecom Italia Capital:
4.95%, 9/30/2014	1,430,000	1,308,971
5.25%, 11/15/2013	1,955,000	1,843,495
Vodafone Group PLC, 5.0%, 12/16/2013	2,250,000	2,117,920
		8,867,033
Utilities 0.0%
CESP—Companhia Energetica de Sao Paulo, 144A, 10.0%, 3/2/2011	175,000	181,825
Total Foreign Bonds — US$ Denominated (Cost $36,634,164)		40,726,319

Foreign Bonds — Non US$ Denominated 0.1%
Consumer Discretionary 0.0%
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	530,000	635,216
Information Technology 0.0%
Sensata Technologies BV, 144A, 9.0%, 5/1/2016 EUR	165,000	210,506
Sovereign Bonds 0.1%
Republic of Argentina, 7.82%, 12/31/2033 (PIK) EUR	1,013,464	1,238,311
Total Foreign Bonds — Non US$ Denominated (Cost $1,986,084)		2,084,033

Asset Backed 1.2%
Automobile Receivables 0.4%
Capital Auto Receivables Asset Trust, "B", Series 2006-1, 5.26%, 10/15/2010	1,643,000	1,629,911
Hertz Vehicle Financing LLC, "A6", Series 2005-2A, 144A, 5.08%, 11/25/2011	4,005,000	3,931,822
MMCA Automobile Trust:
"B", Series 2002-2, 4.67%, 3/15/2010	943,155	932,203
"B", Series 2002-1, 5.37%, 1/15/2010	226,513	225,589
		6,719,525
Credit Card Receivables 0.2%
MBNA Credit Card Master Note Trust, "A7", Series 2003-A7, 2.65%, 11/15/2010	1,000,000	949,136
Providian Master Note Trust, "B1", Series 2006-B1A, 144A, 5.35%, 3/15/2013	3,220,000	3,220,000
		4,169,136
Home Equity Loans 0.6%
Centex Home Equity, "AF6", Series 2002-A, 5.54%, 1/25/2032	5,421,926	5,404,543
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	2,066,000	2,052,685
Credit-Based Asset Servicing and Securitization, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	4,839,000	4,851,918
		12,309,146
Total Asset Backed (Cost $23,735,403)		23,197,807

	Shares	Value ($)

Warrants 0.0%
Consumer Discretionary 0.0%
Transmeridian Notes*	21,327	42,654
Industrials 0.0%
TravelCenters of America, Inc.*	181	22
Information Technology 0.0%
MicroStrategy, Inc.*	106	15
Materials 0.0%
Dayton Superior Corp. 144A*	15	0
Total Warrants (Cost $35,980)		42,691

Preferred Stocks 0.5%
Financials
Banks
Farm Credit Bank of Texas, Series 1, 7.561%	769,000	806,512
Wachovia Capital Trust III, 5.8%	6,500,000	6,372,450
Washington Mutual Preferred Funding Delaware 144A, 6.534% (a)	1,800,000	1,749,870
Total Preferred Stocks (Cost $9,135,699)		8,928,832

Convertible Preferred Stocks 0.0%
Consumer Discretionary
Media
Paxson Communications Corp., 144A, 9.75% (PIK) (Cost $173,575)	25	175,625
	Principal Amount ($)(f)	Value ($)

US Government Agency Sponsored Pass-Throughs 2.1%
Federal Home Loan Bank, 6.0%, 11/1/2021	1,773,543	1,782,285
Federal Home Loan Mortgage Corp., 5.0%, with various maturities from 11/1/2035 until 12/1/2035	4,258,733	4,027,772
Federal National Mortgage Association:
4.5%, with various maturities from 7/1/2018 until 11/1/2028	6,269,321	5,883,464
5.0%, with various maturities from 9/1/2023 until 3/1/2034	8,749,747	8,346,228
5.5%, with various maturities from 12/1/2024 until 11/1/2035	10,681,096	10,423,367
6.5%, with various maturities from 4/1/2017 until 4/1/2035	6,049,606	6,161,405
7.13%, 1/1/2012	3,710,804	3,714,828
8.0%, 9/1/2015	1,035,759	1,099,620
Total US Government Agency Sponsored Pass-Throughs (Cost $42,692,742)		41,438,969

Commercial and Non-Agency Mortgage-Backed Securities 11.2%
Adjustable Rate Mortgage Trust, "3A31", Series 2005-10, 5.435%**, 1/25/2036	3,015,000	2,955,665
Banc of America Mortgage Securities:
"2A8", Series 2003-J, 4.199%**, 11/25/2033	2,945,000	2,871,986
"2A6", Series 2004-G, 4.657%**, 8/25/2034	6,600,000	6,455,168
Bear Stearns Adjustable Rate Mortgage Trust, "2A3", Series 2005-4, 4.45%**, 8/25/2035	2,100,000	2,023,567
Bear Stearns Commercial Mortgage Securities, Inc., "AJ", Series 2005-PW10, 5.614%**, 12/11/2040	4,890,000	4,793,853
Citigroup Commercial Mortgage Trust, "A5", Series 2004-C2, 4.733%, 10/15/2041	6,000,000	5,620,666
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2004-NCM-1, 6.5%, 7/25/2034	2,560,038	2,596,040
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	1,096,515	1,114,677
Commercial Mortgage Acceptance Corp., "A3", Series 1998-C2, 6.04%, 9/15/2030	4,520,000	4,574,430
Countrywide Alternative Loan Trust:
"1A1", Series 2004-2CB, 4.25%, 3/25/2034	2,325,714	2,260,331
"A1", Series 2004-1T1, 5.0%, 2/25/2034	2,923,835	2,864,536
"1A5", Series 2003-J1, 5.25%, 10/25/2033	2,345,113	2,312,808
"A8", Series 2005-J14, 5.5%, 12/25/2035	10,000,000	9,368,347
"4A3", Series 2005-43, 5.761%, 10/25/2035	4,894,023	4,858,884
"3A5", Series 2005-28CB, 6.0%, 8/25/2035	5,865,341	5,868,596
"A1", Series 2004-35T2, 6.0%, 2/25/2035	2,599,684	2,600,159
"1A1", Series 2004-J8, 7.0%, 9/25/2034	2,571,362	2,587,673
CS First Boston Mortgage Securities Corp.:
"A2", Series 2004-C1, 3.516%, 1/15/2037	6,000,000	5,761,206
"A3", Series 2005-C5, 5.1%, 8/15/2038	6,000,000	5,799,234
"AJ", Series 2005-C6, 5.23%, 12/15/2040	5,500,000	5,271,343
"A4", Series 2001-CP4, 6.18%, 12/15/2035	6,000,000	6,171,452
DLJ Mortgage Acceptance Corp.:
"A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	2,365,332	2,393,523
"A1B", Series 1997-CF1, 144A, 7.6%, 5/15/2030	1,002,829	1,014,772
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	1,185,211	1,200,960
GMAC Mortgage Corp. Loan Trust, "A2", Series 2003-GH2, 3.69%, 7/25/2020	381,130	379,579
Greenwich Capital Commercial Funding Corp., "A4", Series 2005-GG3, 4.799%, 8/10/2042	6,000,000	5,631,726
GSR Mortgage Loan Trust, "4A5", Series 2005-AR6, 4.554%**, 9/25/2035	3,110,000	2,994,352
Harborview Mortgage Loan Trust, "3A1B", Series 2004-10, 5.099%, 1/19/2035	1,625,901	1,614,032
JPMorgan Alternative Loan Trust, "2A4", Series 2006-S1, 5.5%, 2/25/2021	10,713,554	10,611,847
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4", Series 2005-LDP2, 4.738%, 7/15/2042	6,000,000	5,579,040
"A6", Series 2004-CBX, 4.899%, 1/12/2037	3,000,000	2,837,744
"A3", Series 2001-CIBC, 6.26%, 3/15/2033	6,420,000	6,627,626
LB-UBS Commercial Mortgage Trust, "A2", Series 2004-C2, 3.246%, 3/15/2029	5,700,000	5,394,665
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	4,637,270	4,586,167
"2A1", Series 2004-3, 6.25%, 4/25/2034	3,838,443	3,830,048
Morgan Stanley Capital I, "A4", Series 2005-T17, 4.52%, 12/13/2041	5,900,000	5,613,472
NYC Mortgage Loan Trust, "A3", Series 1996, 144A, 6.75%, 9/25/2019	1,630,311	1,646,533
Residential Asset Mortgage Products, "2A6", Series 2005-SP1, 5.25%, 9/25/2034	4,145,000	4,074,484
Residential Asset Securitization Trust, "A3", Series 2005-A1, 5.5%, 4/25/2035	9,500,000	8,962,058
Structured Adjustable Rate Mortgage Loan:
"9A1", Series 2005-18, 5.25%, 9/25/2035	2,601,799	2,575,294
"6A3", Series 2005-21, 5.4%, 11/25/2035	2,725,000	2,660,281
"5A1", Series 2005-18, 5.591%**, 9/25/2035	2,637,977	2,617,169
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	2,670,864	2,514,787
Wachovia Bank Commercial Mortgage Trust, "APB", Series 2006-C23, 5.446%, 1/15/2045	5,900,000	5,814,668
Washington Mutual:
"A6", Series 2003-AR10, 4.065%, 10/25/2033	5,235,000	5,080,548
"1A6", Series 2005-AR12, 4.843%, 10/25/2035	5,590,000	5,418,984
"1A1", Series 2005-AR14, 5.08%, 12/25/2035	2,770,087	2,740,806
"1A3", Series 2005-AR16, 5.121%**, 12/25/2035	3,005,000	2,917,794
Wells Fargo Mortgage Backed Securities Trust:
"2A17", Series 2005-AR10, 3.499%**, 6/25/2035	680,000	647,531
"2A4", Series 2005-AR10, 4.109%, 6/25/2035	1,702,980	1,656,042
"2A11", Series 2005-AR12, 4.32%, 7/25/2035	3,105,000	2,984,495
"4A1", Series 2005-AR16, 4.993%, 10/25/2035	2,769,309	2,741,915
"4A2", Series 2005-AR16, 4.993%, 10/25/2035	4,510,000	4,393,083
"A3", Series 2006-1, 5.0%, 3/25/2021	5,422,070	5,235,686
"2A3", Series 2006-AR8, 5.24%, 4/25/2036	8,500,000	8,428,281
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $226,563,610)		222,150,613

Collateralized Mortgage Obligations 3.1%
Fannie Mae Whole Loan:
"3A2B", Series 2003-W10, 3.056%, 7/25/2037 (a)	93,658	93,251
"1A3", Series 2003-W18, 4.732%, 8/25/2043	119,606	119,105
"1A1", Series 2004-W15, 6.0%, 8/25/2044	2,273,117	2,267,859
Federal Home Loan Mortgage Corp.:
"LC", Series 2682, 4.5%, 7/15/2032	2,605,000	2,403,266
"PG", Series 2700, 4.5%, 5/15/2032	3,180,000	2,927,715
"TG", Series 2690, 4.5%, 4/15/2032	3,750,000	3,454,639
"CM", Series 2904, 5.0%, 1/15/2018	13,683,398	13,491,276
"EG", Series 2836, 5.0%, 12/15/2032	3,840,000	3,604,526
"ND", Series 2938, 5.0%, 10/15/2033	3,655,000	3,416,286
"NE", Series 2921, 5.0%, 9/15/2033	3,650,000	3,412,996
"PD", Series 2783, 5.0%, 1/15/2033	3,747,000	3,525,142
"PE", Series 2864, 5.0%, 6/15/2033	3,650,000	3,429,729
"PQ", Series 2844, 5.0%, 5/15/2023	6,350,000	6,324,441
"PE", Series 2533, 5.5%, 12/15/2021	750,000	739,092
"YA", Series 2841, 5.5%, 7/15/2027	2,770,363	2,766,725
"PX", Series 2097, 6.0%, 10/15/2027	750,638	751,130
"Z", Series 2173, 6.5%, 7/15/2029	1,562,610	1,597,999
Federal National Mortgage Association:
"NE", Series 2004-52, 4.5%, 7/25/2033	3,190,000	2,915,311
"LA", Series 2002-50, 5.0%, 12/25/2029	756,835	753,819
"QD", Series 2005-29, 5.0%, 8/25/2033	605,000	563,635
"Z", Series 2001-14, 6.0%, 5/25/2031	1,262,811	1,264,714
"HM", Series 2002-36, 6.5%, 12/25/2029	36,590	36,556
"ZQ", Series G92-9, 7.0%, 12/25/2021	914,955	923,912
Government National Mortgage Association, "ND", Series 2003-116, 3.75%, 6/20/2026	1,592,000	1,560,478
Total Collateralized Mortgage Obligations (Cost $63,793,391)		62,343,602

Municipal Bonds and Notes 1.4%
Bergen County, NJ, Improvement Authority Governmental Loan Revenue, 4.75%, 3/15/2015	2,105,000	1,974,427
Charlotte-Mecklenberg, NC, Hospital Authority, Health Care System Revenue, ETM, 144A, 5.0%, 8/1/2015	3,880,000	3,721,386
Dallas-Fort Worth, TX, Airport Revenue, Industrial Airport Facility Improvement Corp., Rental Car Facility, 6.6%, 11/1/2012 (b)	1,635,000	1,707,136
Denver, CO, City & County School District 01, Pension School Facilities Lease, 6.82%, 12/15/2009 (b)	1,600,000	1,674,417
Hoboken, NJ, General Obligation, Series B:
3.57%, 2/1/2008 (b)	1,725,000	1,674,992
3.8%, 1/1/2008 (b)	980,000	960,998
3.97%, 2/1/2009 (b)	2,860,000	2,759,986
Indian Wells, CA, Redevelopment Agency, Series T, 4.48%, 9/1/2013 (b)	2,325,000	2,205,262
Indiana, Board Bank Revenue, School Severance, Series 3, 5.15%, 7/15/2013 (b)	2,005,000	1,963,376
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	2,990,000	2,920,124
Myrtle Beach, SC, Hospitality Fee Revenue, Series B, 5.75%, 6/1/2019 (b)	1,440,000	1,417,176
North Jersey, NJ, District Water Supply Community, Wanaque South, Series B, 5.19%, 7/1/2019 (b)	1,000,000	952,490
Oregon, School Boards Association, Pension Deferred Interest, Series A, Zero Coupon, 6/30/2014 (b)	6,855,000	4,337,364
Total Municipal Bonds and Notes (Cost $29,385,983)		28,269,134

Loan Participation 0.1%
Alliance Mortgage Cycle Loan, LIBOR plus 7.25%, 12.25%**, 6/4/2010	241,667	241,667
HEALTHSOUTH Corp.:
LIBOR plus 3.25%, 8.42%**, 3/10/2013	500,000	506,116
LIBOR plus 4.50%, 9.67%**, 3/10/2007	750,000	747,812
Total Loan Participation (Cost $1,491,667)		1,495,595

Government National Mortgage Association 0.0%
Government National Mortgage Association, 6.5%, 8/20/2034 (Cost $598,284)	568,609	579,581
	Units	Value ($)

Other Investments 0.0%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	536,000	428,800
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 12/15/2008, 13.0% to 12/15/2012	655,000	491,250
Total Other Investments (Cost $866,419)		920,050

	Principal Amount ($)(f)	Value ($)

US Treasury Obligations 3.3%
US Treasury Bill, 4.58%***, 7/20/2006 (g)	1,935,000	1,915,305
US Treasury Bonds:
5.375%, 2/15/2031 (a)	3,465,000	3,516,976
6.0%, 2/15/2026 (a)	17,070,000	18,490,275
6.25%, 8/15/2023 (a)	145,000	160,248
8.125%, 8/15/2021	60,000	77,663
US Treasury Notes:
4.25%, 10/31/2007 (a)	26,100,000	25,858,366
4.5%, 11/15/2007	12,000,000	11,799,840
6.125%, 8/15/2007	3,000,000	3,044,766
Total US Treasury Obligations (Cost $65,717,830)		64,863,439

	Shares	Value ($)

Securities Lending Collateral 3.1%
Daily Assets Fund Institutional, 4.82% (c) (d) (Cost $60,914,328)	60,914,328	60,914,328

Cash Equivalents 3.9%
Cash Management QP Trust, 4.78% (e) (Cost $78,464,561)	78,464,561	78,464,561

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,788,799,043)+	103.4	2,058,906,335
Other Assets and Liabilities, Net	(3.4)	(68,002,093)
Net Assets	100.0	1,990,904,242

+ The cost for federal income tax purposes was $1,803,844,479. At April 30, 2006, net unrealized appreciation for all securities based on tax cost was $255,061,856. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $286,299,558 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $31,237,702.

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Securities	Coupon	Maturity Date	Principal Amount ($)(f)	Acquisition Cost ($)		Value ($)
Adelphia Communications Corp.	7.75%	1/15/2009	165,000	USD	105,088	77,963
Adelphia Communications Corp.	9.25%	10/1/2002	155,000	USD	100,944	72,463
Congoleum Corp.	8.625%	8/1/2008	572,000	USD	573,205	572,000
Grupo Iusacell SA de CV	10.0%	07/15/2004	50,000	USD	41,500	43,250
Oxford Automotive, Inc.	12.0%	10/15/2010	831,132	USD	73,699	12,467
					894,436	778,143

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2006.

*** Annualized yield at time of purchase; not a coupon rate.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2006 amounted to $59,102,114 which is 3.0% of net assets.

(b) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Assurance Corp.	0.2
Financial Guaranty Insurance Company	0.3
Municipal Bond Investors Assurance	0.4

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Principal amount stated in US dollars unless otherwise noted.

(g) At April 30, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in kind.

REIT: Real Estate Investment Trust

At April 30, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	6/21/2006	41	4,138,954	4,042,976	(95,978)
10 Year Japan Government Bond	6/9/2006	10	11,813,359	11,645,370	(167,989)
10 Year Republic of Germany Bond	6/8/2006	129	19,555,858	18,810,235	(745,623)
10-Year US Treasury Note	6/21/2006	33	3,510,475	3,484,078	(26,397)
Russell 2000 Index	6/15/2006	19	7,182,186	7,303,600	121,414
Total net unrealized depreciation					(914,573)

At April 30, 2006, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Australian Bond	6/15/2006	88	6,987,127	6,834,538	152,589
Euro Schatz	6/8/2006	150	19,756,228	19,749,093	7,135
United Kingdom Treasury Bond	6/28/2006	67	13,922,012	13,402,908	519,104
Total net unrealized appreciation					678,828

At April 30, 2006, open credit default swaps were as follows:

Effective/ Expiration Date	Notational Amount ($)	Cash Flows Paid by the Fund	Underlying Debt Obligations	Unrealized Depreciation ($)
6/20/2011	7,094,063+	Fixed — 3.45%	DJ CDX High Yield	(141,175)

Counterparties:

+ JP Morgan Chase

Currency Abbreviation
EUR Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,649,420,154) — including $59,102,114 of securities loaned	$ 1,919,527,446
Investment in Daily Assets Fund Institutional (cost $60,914,328)*	60,914,328
Investment in Cash Management QP Trust (cost $78,464,561)	78,464,561
Total investments in securities, at value (cost $1,788,799,043)	2,058,906,335
Cash	550,140
Foreign currency, at value (cost $213,469)	214,058
Receivable for investments sold	10,245,168
Dividends receivable	1,173,168
Interest receivable	8,885,410
Receivable for Fund shares sold	237,723
Unrealized appreciation on forward foreign currency exchange contracts	330,439
Receivable for daily variation margin on open futures contracts	35,520
Other assets	100,546
Total assets	2,080,678,507
Liabilities
Payable upon return of securities loaned	60,914,328
Payable for investments purchased	19,211,216
Payable for Fund shares redeemed	2,019,010
Payable for when issued securities	4,744,130
Net payable on closed forward currency exchange contracts	895
Unrealized depreciation on forward foreign currency exchange contracts	526,122
Unrealized depreciation on swap contracts	141,175
Accrued management fee	750,648
Other accrued expenses and payables	1,466,741
Total liabilities	89,774,265
Net assets, at value	$ 1,990,904,242
Net Assets
Net assets consist of: Undistributed net investment income	5,957,976
Net unrealized appreciation (depreciation) on: Investments	270,107,292
Futures	(235,745)
Swap contracts	(141,175)
Foreign currency related transactions	(195,637)
Accumulated net realized gain (loss)	(168,560,331)
Paid-in capital	1,883,971,862
Net assets, at value	$ 1,990,904,242

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,429,329,116 ÷ 151,006,970 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.47
Maximum offering price per share (100 ÷ 94.25 of $9.47)	$ 10.05

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($93,338,508 ÷ 9,824,124 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.50

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($35,736,824 ÷ 3,785,688 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.44
Class R Net Asset Value, offering and redemption price(a) per share ($1,472,319 ÷ 155,559 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.46
Class AARP Net Asset Value, offering and redemption price(a) per share ($288,219,972 ÷ 30,464,340 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.46
Class S Net Asset Value, offering and redemption price(a) per share ($142,365,335 ÷ 15,039,236 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.47
Institutional Class Net Asset Value, offering and redemption price(a) per share ($442,168 ÷ 46,638 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.48

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

Statement of Operations for the six months ended April 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $74,698)	$ 10,370,678
Interest	23,296,505
Interest — Cash Management QP Trust	646,985
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	112,850
Total Income	34,427,018
Expenses: Management fee	4,696,726
Services to shareholders	2,479,480
Distribution service fees	2,432,375
Custodian fees	61,812
Auditing	30,978
Legal	26,032
Reports to shareholders	94,962
Registration fees	54,019
Trustees' fees and expenses	33,451
Other	122,687
Total expenses before expense reductions	10,032,522
Expense reductions	(758,834)
Total expenses after expense reductions	9,273,688
Net investment income (loss)	25,153,330
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	56,843,252
Futures	659,984
Swaps	68,418
Foreign currency related transactions	418,614
57,990,268
Net unrealized appreciation (depreciation) during the period on: Investments	48,348,175
Futures	(125,355)
Swaps	(141,175)
Foreign currency related transactions	(254,446)
47,827,199
Net gain (loss) on investment transactions	105,817,467
Net increase (decrease) in net assets resulting from operations	$ 130,970,797

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005
Operations: Net investment income (loss)	$ 25,153,330	$ 49,399,042
Net realized gain (loss) on investment transactions	57,990,268	205,626,267
Net unrealized appreciation (depreciation) during the period on investment transactions	47,827,199	(139,956,713)
Net increase (decrease) in net assets resulting from operations	130,970,797	115,068,596
Distributions to shareholders from: Net investment income: Class A	(17,653,751)	(35,535,901)
Class B	(965,456)	(2,211,569)
Class C	(308,054)	(642,917)
Class R	(13,049)	(18,888)
Class AARP	(3,925,482)	(5,591,229)
Class S	(2,024,992)	(5,171,692)
Institutional Class	(5,628)	(9,985)
Fund share transactions: Proceeds from shares sold	54,002,521	161,524,022
Net assets acquired in tax-free reorganization	—	653,736,758
Reinvestment of distributions	23,139,163	45,961,609
Cost of shares redeemed	(254,296,742)	(714,382,555)
Redemption fees	2,636	5,714
Net increase (decrease) in net assets from Fund share transactions	(177,152,422)	146,845,548
Increase (decrease) in net assets	(71,078,037)	212,731,963
Net assets at beginning of period	2,061,982,279	1,849,250,316
Net assets at end of period (including undistributed net investment income of $5,957,976 and $5,701,058, respectively)	$ 1,990,904,242	$ 2,061,982,279

Financial Highlights

Class A Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 8.68	$ 8.44	$ 7.62	$ 8.80	$ 11.34
Income (loss) from investment operations: Net investment income[c]	.12	.21	.13	.13	.17	.24
Net realized and unrealized gain (loss) on investment transactions	.47	.31	.26	.83	(1.15)	(1.69)
Total from investment operations	.59	.52	.39	.96	(.98)	(1.45)
Less distributions from: Net investment income	(.11)	(.21)	(.15)	(.14)	(.20)	(.24)
Net realized gain on investment transactions	—	—	—	—	—	(.85)
Total distributions	(.11)	(.21)	(.15)	(.14)	(.20)	(1.09)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 9.47	$ 8.99	$ 8.68	$ 8.44	$ 7.62	$ 8.80
Total Return (%)[d]	6.63**e	5.97[e]	4.59	12.69	(11.32)	(13.50)[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,429	1,459	1,620	1,764	1,774	2,328
Ratio of expenses before expense reductions (%)	.95*	.98	1.03	1.06	1.00	1.01[f]
Ratio of expenses after expense reductions (%)	.92*	.96	1.03	1.06	1.00	.99[f]
Ratio of net investment income (%)	2.47*	2.40	1.55	1.64	2.01	2.48
Portfolio turnover rate (%)	110*	158[g]	81[g]	108	130	105

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 2.20% to 2.01%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .99% and .99%, respectively.

[g] The portfolio turnover rates excluding mortgage dollar roll transactions were 156% and 74% for the years ended October 31, 2005 and October 31, 2004, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.01	$ 8.69	$ 8.44	$ 7.62	$ 8.79	$ 11.34
Income (loss) from investment operations: Net investment income[c]	.10	.16	.06	.06	.09	.14
Net realized and unrealized gain (loss) on investment transactions	.48	.30	.25	.82	(1.14)	(1.69)
Total from investment operations	.58	.46	.31	.88	(1.05)	(1.55)
Less distributions from: Net investment income	(.09)	(.14)	(.06)	(.06)	(.12)	(.15)
Net realized gain on investment transactions	—	—	—	—	—	(.85)
Total distributions	(.09)	(.14)	(.06)	(.06)	(.12)	(1.00)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 9.50	$ 9.01	$ 8.69	$ 8.44	$ 7.62	$ 8.79
Total Return (%)[d]	6.42**f	5.30[f]	3.71[f]	11.67	(12.09)	(14.38)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	93	114	178	248	298	464
Ratio of expenses before expense reductions (%)	1.98*	1.94	1.94	1.97	1.89	1.99[e]
Ratio of expenses after expense reductions (%)	1.19*	1.54	1.93	1.97	1.89	1.99[e]
Ratio of net investment income (%)	2.20*	1.82	.65	.73	1.11	1.48
Portfolio turnover rate (%)	110*	158[g]	81[g]	108	130	105

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 1.31% to 1.11%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.95% and 1.95%, respectively.

[f] Total return would have been lower had certain expenses not been reduced.

[g] The portfolio turnover rates excluding mortgage dollar roll transactions were 156% and 74% for the years ended October 31, 2005 and October 31, 2004, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.97	$ 8.66	$ 8.42	$ 7.60	$ 8.78	$ 11.31
Income (loss) from investment operations: Net investment income[c]	.08	.14	.06	.06	.10	.15
Net realized and unrealized gain (loss) on investment transactions	.47	.30	.25	.83	(1.15)	(1.67)
Total from investment operations	.55	.44	.31	.89	(1.05)	(1.52)
Less distributions from: Net investment income	(.08)	(.13)	(.07)	(.07)	(.13)	(.16)
Net realized gain on investment transactions	—	—	—	—	—	(.85)
Total distributions	(.08)	(.13)	(.07)	(.07)	(.13)	(1.01)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 9.44	$ 8.97	$ 8.66	$ 8.42	$ 7.60	$ 8.78
Total Return (%)[d]	6.11**	5.09[e]	3.65	11.81	(12.13)	(14.18)[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	38	50	57	57	72
Ratio of expenses before expense reductions (%)	1.80*	1.86	1.90	1.93	1.80	1.89[f]
Ratio of expenses after expense reductions (%)	1.80*	1.78	1.89	1.93	1.80	1.87[f]
Ratio of net investment income (%)	1.59*	1.58	.69	.77	1.21	1.59
Portfolio turnover rate (%)	110*	158[g]	81[g]	108	130	105

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 1.40% to 1.21%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.87% and 1.87%, respectively.

[g] The portfolio turnover rates excluding mortgage dollar roll transactions were 156% and 74% for the years ended October 31, 2005 and October 31, 2004, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R Years Ended October 31,	2006[a]	2005	2004	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 8.68	$ 8.44	$ 8.33
Income (loss) from investment operations: Net investment income[c]	.10	.18	.11	.20
Net realized and unrealized gain (loss) on investment transactions	.47	.30	.25	(.09)
Total from investment operations	.57	.48	.36	.11
Less distributions from: Net investment income	(.10)	(.17)	(.12)	—
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 9.46	$ 8.99	$ 8.68	$ 8.44
Total Return (%)	6.32**d	5.71[d]	4.12[d]	1.32**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.57		.01
Ratio of expenses before expense reductions (%)	1.30*	1.71	1.62	1.33*
Ratio of expenses after expense reductions (%)	1.29*	1.34	1.34	1.33*
Ratio of net investment income (%)	2.10*	2.02	1.24	1.37*
Portfolio turnover rate (%)	110*	158[e]	81[e]	108

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from October 1, 2003 (commencement of sales of Class R shares) to October 31, 2003.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The portfolio turnover rates excluding mortgage dollar roll transactions were 156% and 74% for the years ended October 31, 2005 and October 31, 2004, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended October 31,	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 8.98
Income (loss) from investment operations: Net investment income[c]	.13	.14
Net realized and unrealized gain (loss) on investment transactions	.46	.03
Total from investment operations	.59	.17
Less distributions from: Net investment income	(.12)	(.16)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.46	$ 8.99
Total Return (%)[d]	6.64**	1.95**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	288	296
Ratio of expenses before expense reductions (%)	.82*	.83*
Ratio of expenses after expense reductions (%)	.75*	.75*
Ratio of net investment income (%)	2.64*	2.42*
Portfolio turnover rate (%)	110*	158[e]

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from March 14, 2005 (commencement of sales of Class AARP shares) to October 31, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The portfolio turnover rate excluding mortgage dollar roll transaction was 156% for the period ended October 31, 2005.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended October 31,	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 8.98
Income (loss) from investment operations: Net investment income[c]	.13	.14
Net realized and unrealized gain (loss) on investment transactions	.47	.04
Total from investment operations	.60	.18
Less distributions from: Net investment income	(.12)	(.17)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.47	$ 8.99
Total Return (%)[d]	6.75**	1.97**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	142	153
Ratio of expenses before expense reductions (%)	.83*	.79*
Ratio of expenses after expense reductions (%)	.73*	.74*
Ratio of net investment income (%)	2.66*	2.43*
Portfolio turnover rate (%)	110*	158[e]

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from March 14, 2005 (commencement of sales of Class S shares) to October 31, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The portfolio turnover rate excluding mortgage dollar roll transaction was 156% for the period ended October 31, 2005.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.01	$ 8.70	$ 8.45	$ 7.63	$ 8.82	$ 11.36
Income (loss) from investment operations: Net investment income[c]	.13	.24	.16	.16	.20	.27
Net realized and unrealized gain (loss) on investment transactions	.47	.31	.26	.83	(1.16)	(1.69)
Total from investment operations	.60	.55	.42	.99	(.96)	(1.42)
Less distributions from: Net investment income	(.13)	(.24)	(.17)	(.17)	(.23)	(.27)
Net realized gain on investment transactions	—	—	—	—	—	(.85)
Total distributions	(.13)	(.24)	(.17)	(.17)	(.23)	(1.12)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 9.48	$ 9.01	$ 8.70	$ 8.45	$ 7.63	$ 8.82
Total Return (%)	6.68**e	6.32[e]	5.01[e]	13.09	(11.09)	(13.14)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.44	.39	.35	.41	6	9
Ratio of expenses before expense reductions (%)	.68*	.69	.73	.67	.64	.66[d]
Ratio of expenses after expense reductions (%)	.60*	.62	.69	.67	.64	.65[d]
Ratio of net investment income (%)	2.79*	2.74	1.89	2.03	2.37	2.82
Portfolio turnover rate (%)	110*	158[f]	81[f]	108	130	105

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 2.56% to 2.37%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .64% and .64%, respectively.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The portfolio turnover rates excluding mortgage dollar roll transactions were 156% and 74% for the years ended October 31, 2005 and October 31, 2004, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Balanced Fund (the ``Fund'') (formerly Scudder Total Return Fund) is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are offered to investors without an initial sales charge or contingent deferred sales charge. Shares of Class AARP were designed for members of AARP. (See Note C under the caption Other Related Parties.) Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administration fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated price, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movement during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to earn interest and receive principal payment on securities sold. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of the securities sold by the Fund may decline below the repurchase price of those securities.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $205,026,000, of which $50,835,000 was inherited from its merger with Scudder Balanced Fund (see Note J), which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($2,004,000), October 31, 2009 ($262,000), October 31, 2010 ($48,569,000), October 31, 2011 ($139,944,000) and October 31, 2012 ($14,247,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. These differences primarily relate to investments in mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expense of the Trust arising in connection with a specific Fund are allocated to that Fund. Other expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury securities and mortgage dollar rolls) aggregated $856,766,206 and $946,809,882, respectively. Purchases and sales of US Treasury securities aggregated $221,054,882 and $217,816,684, respectively. Mortgage dollar rolls aggregated $0 and $4,100,942, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

The Fund pays a monthly investment management agreement fee, computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund's average daily net assets	0.470%
Next $500 million of such net assets	0.445%
Next $1.5 billion of such net assets	0.410%
Next $2.0 billion of such net assets	0.400%
Next $2.0 billion of such net assets	0.390%
Next $2.5 billion of such net assets	0.380%
Next $2.5 billion of such net assets	0.370%
Over $12.5 billion of such net assets	0.360%

Accordingly, for the six months ended April 30, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.46% of the Fund's average daily net assets.

Effective March 14, 2005 through March 13, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.68%, 0.88%, 0.81%, 0.60%, 0.75% and 0.73% of average daily net assets for Class A, B, C, Institutional Class, Class AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee, and trustee counsel fees, and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses at 1.34% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees for the period November 1, 2004 through March 13, 2008.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C, R and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), also an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder services agent for Class S and AARP shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder serving fee they receive from the Fund. For the six months ended April 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2006
Class A	$ 1,117,534	$ 136,731	$ 377,856
Class B	226,788	53,806	87,543
Class C	48,321	—	29,191
Class R	1,651	—	1,485
Class AARP	396,900	86,866	125,267
Class S	202,891	65,759	70,700
Institutional Class	263	140	—
	$ 1,994,348	$ 343,302	$ 692,042

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. For the period November 1, 2005 to November 30, 2005, DWS-SDI reduced the Distribution Fee to 0.375% of average daily net assets of Class B shares. Effective December 1, 2005, DWS-SDI has temporarily agreed to eliminate the Distribution Fee for Class B shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended April 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at April 30, 2006	Annual Effective Rate
Class B	$ 387,105	$ 352,254	$ 7,021.07%
Class C	139,182	—	24,259.75%
Class R	1,611	—	288.25%
	$ 527,898	$ 352,254	$ 31,568

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2006	Annual Effective Rate
Class A	$ 1,732,829	$ 294,138.24%
Class B	125,512	19,539.24%
Class C	44,568	7,571.24%
Class R	1,568	539.24%
	$ 1,904,477	$ 321,787

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2006 aggregated $46,665.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2006, the CDSC for Class B and C shares aggregated $212,826 and $362, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares. For the six months ended April 30, 2006, DWS-SDI received $875.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $27,960, of which $12,000 is unpaid at April 30, 2006.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Expense Reductions

For the six months ended April 30, 2006, the Advisor agreed to reimburse the Fund $29,240, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended April 30, 2006, the custodian and transfer agent fees were reduced by $1,026 and $33,012, respectively, under these arrangements.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,102,934	$ 38,200,942	10,691,738	$ 95,788,215
Class B	278,987	2,611,889	899,317	8,055,880
Class C	213,038	1,977,099	544,054	4,864,677
Class R	42,241	393,910	102,870	922,700
Class AARP*	467,044	4,356,050	573,201	5,125,424
Class S*	689,659	6,437,828	5,299,532	46,744,473
Institutional Class	2,622	24,803	2,487	22,653
		$ 54,002,521		$ 161,524,022
Shares issued in tax-free reorganization**
Class AARP*	—	$ —	35,266,918	$ 316,696,924
Class S*	—	—	37,532,276	337,039,834
		$ —		$ 653,736,758
Shares issued to shareholders in reinvestment of distributions
Class A	1,772,255	$ 16,450,344	3,708,942	$ 33,150,999
Class B	99,653	927,308	237,274	2,126,218
Class C	29,276	271,042	63,505	566,340
Class R	1,405	13,049	2,107	18,863
Class AARP*	378,784	3,514,242	560,814	5,012,375
Class S*	210,931	1,957,549	569,270	5,076,830
Institutional Class	605	5,629	1,115	9,984
		$ 23,139,163		$ 45,961,609
Shares redeemed
Class A	(17,124,198)	$ (159,449,846)	(38,700,506)	$ (347,003,201)
Class B	(3,219,927)	(30,006,402)	(9,005,127)	(80,818,821)
Class C	(717,217)	(6,666,269)	(2,131,939)	(19,051,249)
Class R	(20,247)	(188,377)	(38,535)	(343,446)
Class AARP*	(3,298,767)	(30,781,089)	(3,483,654)	(31,265,909)
Class S*	(2,913,797)	(27,204,009)	(26,348,635)	(235,896,141)
Institutional Class	(81)	(750)	(417)	(3,788)
		$ (254,296,742)		$ (714,382,555)
Redemption fees		$ 2,636		$ 5,714
Net increase (decrease)
Class A	(11,249,009)	$ (104,796,341)	(24,299,826)	$ (218,061,848)
Class B	(2,841,287)	(26,467,175)	(7,868,536)	(70,633,610)
Class C	(474,903)	(4,418,116)	(1,524,380)	(13,620,118)
Class R	23,399	218,584	66,442	598,117
Class AARP*	(2,452,939)	(22,910,495)	32,917,279	295,568,995
Class S*	(2,013,207)	(18,808,562)	17,052,443	152,965,163
Institutional Class	3,146	29,683	3,185	28,849
		$ (177,152,422)		$ 146,845,548

* For the period March 14, 2005 (commencement of operations of Class AARP and S shares) to October 31, 2005.

** On March 11, 2005, the Scudder Balanced Fund was acquired by the Fund through a tax-free reorganization (see Note J).

G. Forward Foreign Currency Exchange Contracts

As of April 30, 2006, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US $)
USD	1,249,377	AUD	1,679,000	7/27/2006	24,279
USD	13,187,148	CAD	14,710,000	7/27/2006	154,687
USD	50,803	EUR	40,163	6/8/2006	906
USD	6,549,366	GBP	3,587,000	7/27/2006	127,273
USD	4,939,855	SGD	7,778,000	7/27/2006	23,294
Total unrealized appreciation					330,439
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
CHF	4,515,000	USD	3,674,173	7/27/2006	(79,427)
EUR	9,660	USD	12,189	5/2/2006	(170)
EUR	289,945	USD	366,755	6/8/2006	(13,373)
EUR	22,000	USD	27,828	6/8/2006	(918)
EUR	768,613	USD	972,229	6/8/2006	(51,007)
EUR	6,030	USD	7,627	6/8/2006	(415)
EUR	713,241	USD	856,400	6/8/2006	(44,893)
EUR	39,186	USD	49,567	6/8/2006	(1,961)
EUR	182,166	USD	230,424	6/8/2006	(5,111)
EUR	929,000	USD	1,178,526	7/27/2006	(16,867)
GBP	23,450	USD	42,763	5/2/2006	(765)
JPY	1,592,790,000	USD	14,163,864	7/27/2006	(117,314)
SEK	74,612,000	USD	10,211,757	7/27/2006	(193,900)
Total unrealized depreciation					(526,121)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro Currency GBP Pound Sterling JPY Japanese Yen SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

I. Payments made by Affiliates

During the six months ended April 30, 2006, the Advisor fully reimbursed the Fund $13,258, for losses incurred on trades executed incorrectly. The amount of the losses were less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

J. Acquisition of Assets

On March 11, 2005, the Fund acquired all of the net assets of Scudder Balanced Fund pursuant to a plan of reorganization approved by shareholders on February 24, 2005. The acquisition was accomplished by a tax-free exchange of 18,290,550 Class AARP shares and 19,470,042 Class S shares of Scudder Balanced Fund for 35,266,918 Class AARP shares and 37,532,276 Class S shares of Scudder Total Return Fund, respectively, outstanding on March 11, 2005. Scudder Balanced Fund's net assets at that date, $653,736,758, including $67,260,052 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,784,348,295. The combined net assets of the Fund immediately following the acquisition were $2,438,085,053.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KTRAX	KTRBX	KTRCX	KTRIX
CUSIP Number	23336W 106	23336W 205	23336W 304	23336W 601
Fund Number	002	202	302	1402
For shareholders of Class R
Automated Information Lines	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KTRRX
CUSIP Number	23336W 403
Fund Number	1513
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	KTRPX	KTRSX
Fund Number	2133	2033

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Balanced Fund, a series of DWS Balanced Fund

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Balanced Fund, a series of DWS Balanced Fund

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2006